Questions & Answers

SVS Index 500 Portfolio

Scudder Variable Series II

Q&A

Q What is happening?

A Deutsche Asset Management (“DeAM”) has initiated a program to reorganize and merge selected funds within the Scudder fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge SVS Index 500 Portfolio (“SVS Index Portfolio”) into Scudder VIT Equity 500 Index Fund (“VIT Equity Index Fund”). SVS Index Portfolio and VIT Equity Index Fund are managed by the same portfolio management team. Both funds seek to achieve the same investment objective through similar types of investments.

After carefully reviewing the proposal, the Board of SVS Index Portfolio has determined that the merger is in the best interests of SVS Index Portfolio. The Board recommends that you vote for this proposal.

Q I am the owner of a variable life insurance policy or a variable annuity contract offered by my insurance company. I am not a shareholder of SVS Index Portfolio. Why am I being asked to vote on a proposal for shareholders of SVS Index Portfolio?

A You have previously directed your insurance company to invest certain proceeds relating to your variable life insurance policy and/or variable annuity contract (each a

Q&A continued

“Contract”) in SVS Index Portfolio. Although you receive gains, losses and income from this investment, your insurance company holds on your behalf any shares corresponding to your investment in SVS Index Portfolio. Thus, you are not the “shareholder” of SVS Index Portfolio; rather, your insurance company is the shareholder. However, you have the right to instruct your insurance company on how to vote SVS Index Portfolio shares corresponding to your investment through your Contract. It is your insurance company, as the shareholder, that will actually vote the shares corresponding to your investment (likely by executing a proxy card) once it receives instructions from its Contract owners.

The attached Prospectus/Proxy Statement is, therefore, used to solicit voting instructions from you and other owners of Contracts. All persons entitled to direct the voting of shares of SVS Index Portfolio, whether or not they are shareholders, are described as voting for purposes of the Prospectus/Proxy Statement. Please see page 1 of the attached Prospectus/Proxy Statement for more details.

Q Why has this proposal been made for SVS Index Portfolio?

A The merger of SVS Index Portfolio into VIT Equity Index Fund is intended to create a more streamlined line-up of Scudder funds, which DeAM believes may help enhance performance and increase the efficiency of DeAM’s operations. The combined fund is expected to have the same or lower expense ratios than SVS Index Portfolio because the costs of operating the combined fund are anticipated to be spread across a larger asset base, which may result in greater cost efficiencies and the potential for greater economies of scale. In addition, DeAM has agreed to cap the expenses of the combined fund at levels lower than or equal to the expense ratios currently paid by SVS Index Portfolio for approximately three years following the merger.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. However, if you choose to redeem or exchange your investment by surrendering your Contract or initiating a partial withdrawal, you may be subject to taxes and tax penalties.

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Q Upon merger, how will the value of my investment change?

A The aggregate value of your investment will not change as a result of the merger. It is likely, however, that the number of shares owned by your insurance company on your behalf will change as a result of the merger because your insurance company’s shares will be exchanged at the net asset value per share of VIT Equity Index Fund, which will probably be different from the net asset value per share of SVS Index Portfolio.

Q Will any fund pay for the solicitation of voting instructions and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q When would the merger take place?

A If approved, the merger would occur on or about September 19, 2005 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger (i.e., your insurance company) will receive a confirmation statement reflecting their new account number and the number of shares of VIT Equity Index Fund they are receiving. Subsequently, you will be notified of changes to your account information by your insurance company.

Q How can I vote?

A You can vote in any one of three ways:

■	Through the Internet, by going to the website listed on your voting instruction form;

■	By telephone, with a toll-free call to the number listed on your voting instruction form; or

■	By mail, by sending the enclosed voting instruction form, signed and dated, in the enclosed envelope.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your voting instruction form. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

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Q If I send in my voting instructions now as requested, can I change my vote later?

A Shareholders may revoke proxies, including proxies given by telephone or over the Internet, at any time before they are voted at the special meeting either (i) by sending a written revocation to the Secretary of Scudder Variable Series II as explained in the Prospectus/Proxy Statement; (ii) by properly executing a later-dated proxy that is received by the fund at or prior to the special meeting or (iii) by attending the special meeting and voting in person. Only a shareholder may execute or revoke a proxy. You should consult your insurance company regarding your ability to revoke voting instructions after you have provided them to your insurance company.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, SVS Index Portfolio’s information agent, at 1-877-288-6285.

SVS INDEX 500 PORTFOLIO

A Message from the Portfolio’s Chief Executive Officer

August 2, 2005

Dear Investor:

I am writing to you to ask you to instruct your insurance company as to how to vote on an important matter that affects your investment in SVS Index 500 Portfolio (“SVS Index Portfolio”). You may provide your instructions by filling out and signing the enclosed voting instruction form, or by recording your instructions by telephone or through the Internet.

We are asking for your voting instructions on the following matter:

Proposal:	Approval of a proposed merger of SVS Index Portfolio into Scudder VIT Equity 500 Index Fund (“VIT Equity Index Fund”). In this merger, your investment in SVS Index Portfolio would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for an investment in the corresponding class of shares of VIT Equity Index Fund with an equal aggregate net asset value.

The proposed merger is part of a program initiated by Deutsche Asset Management (“DeAM”). This overall program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors and will enable DeAM to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and combining certain funds; and

•	Focus its investment resources on a core set of mutual funds that best meet investor needs.

In determining to recommend approval of the merger, the Trustees of Scudder Variable Series II, of which SVS Index Portfolio is a series, considered the following factors, among others:

•	DeAM’s overall program to reorganize and combine selected funds within the Scudder fund family gives the portfolio management team the opportunity to focus its efforts on managing the combined fund and offers a uniform distribution platform for the combined fund;

•	SVS Index Portfolio investors will have the opportunity to invest in a larger fund with similar investment policies;

•	Investors will have the potential for economies of scale; and

•	DeAM’s agreement to pay all costs associated with the merger.

The investment objective of VIT Equity Index Fund is the same as, and the investment policies are similar to those of, SVS Index Portfolio. If the proposed merger is approved, the Board expects that the proposed changes will take effect during the third calendar quarter of 2005.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	Notice of Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on VIT Equity Index Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

We need your voting instructions and urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed voting instruction form, vote by telephone or record your voting instructions through the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your voting instruction form. You may receive more than one voting instruction form. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed voting instruction form (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Computershare Fund Services, SVS Index Portfolio’s information agent, at 1-877-288-6285, or contact your insurance company. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters

Chief Executive Officer

Scudder Variable Series II

SVS INDEX 500 PORTFOLIO

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your fund’s shareholder special meeting. It tells you what matter will be voted on and the time and place of the special meeting.

To the Shareholders of SVS Index 500 Portfolio:

A Special Meeting of Shareholders of SVS Index 500 Portfolio (“SVS Index Portfolio”) will be held September 2, 2005 at 9:00 a.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of SVS Index Portfolio to Scudder VIT Equity 500 Index Fund (“VIT Equity Index Fund”), in exchange for shares of VIT Equity Index Fund and the assumption by VIT Equity Index Fund of all liabilities of SVS Index Portfolio, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of SVS Index Portfolio in complete termination and liquidation of SVS Index Portfolio.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of SVS Index Portfolio at the close of business on June 21, 2005 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Trustees

John Millette

Secretary

August 2, 2005

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

AND VOTING INSTRUCTION FORMS

The following general rules for signing proxy cards and voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card or voting instruction form properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction form.

3. All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR OWNERS OF VARIABLE ANNUITY

OR LIFE INSURANCE CONTRACTS INVESTED IN

SVS INDEX 500 PORTFOLIO

This document contains a Prospectus/Proxy Statement and a voting instruction form. You can use your voting instruction form to tell your insurance company how to vote on your behalf on an important issue relating to your investment in SVS Index 500 Portfolio (“SVS Index Portfolio”). If you complete and sign the voting instruction form (or tell your insurance company by telephone or through the Internet how you want it to vote), your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in accordance with the Trustees’ recommendation on pages 20-21. If you do not return your voting instruction form or record your voting instructions by telephone or through the Internet, your insurance company will vote your shares in the same proportion as shares for which instructions have been received.

We urge you to review the Prospectus/Proxy Statement carefully and either fill out your voting instruction form and return it by mail or record your voting instructions by telephone or through the Internet. You may receive more than one voting instruction form since several shareholder special meetings are being held as part of the broader restructuring program of the Scudder fund family. If so, please vote each one. Your prompt return of the enclosed voting instruction form (or your providing voting instructions by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like your interests to be represented and welcome your comments. Please take a few minutes to read these materials and return your voting instruction form.

If you have any questions, please call Computershare Fund Services, information agent for SVS Index Portfolio, at the special toll-free number we have set up for you (1-877-288-6285) or contact your insurance company.

PROSPECTUS/PROXY STATEMENT

August 1, 2005

Acquisition of the assets of:	By and in exchange for shares of:

SVS Index 500 Portfolio a series of Scudder Variable Series II	VIT Equity Index 500 Fund a series of Scudder Investments VIT Funds

222 South Riverside Plaza Chicago, IL 60606 (312) 537-7000	One South Street Baltimore, MD 21202 (410) 895-5000

This Prospectus/Proxy Statement is being furnished in connection with the following proposal: the proposed merger of SVS Index 500 Portfolio (“SVS Index Portfolio”) into VIT Equity Index 500 Fund (“VIT Equity Index Fund”). VIT Equity Index Fund and SVS Index Portfolio are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each SVS Index Portfolio shareholder will receive a number of full and fractional shares of the corresponding class of VIT Equity Index Fund equal in value as of the Valuation Time (as defined on page 21) to the total value of such shareholder’s SVS Index Portfolio shares.

Shares of SVS Index Portfolio are available exclusively as a funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of SVS Index Portfolio as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of SVS Index Portfolio. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with the interpretations of voting requirements by the staff of the Securities and Exchange Commission (“SEC”), each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposed merger. This Prospectus/Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to SVS Index Portfolio. All persons entitled to direct the voting of shares of SVS Index Portfolio, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement. This Prospectus/Proxy Statement, along with the Notice of Special Meeting and the proxy card or voting instruction form, is being mailed to shareholders and Contract Owners on or about August 2, 2005. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in VIT Equity Index Fund, a diversified series of an open-end, registered management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of VIT Equity Index Fund, dated May 1, 2005, as supplemented from time to time, relating to Class A shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of VIT Equity Index Fund, dated July 22, 2005, as supplemented from time to time, relating to Class B2 shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of SVS Index Portfolio, dated May 1, 2005, as supplemented from time to time, relating to Class A shares;

(iv)	the prospectus of SVS Index Portfolio, dated May 1, 2005, as supplemented from time to time, relating to Class B shares;

(v)	the statement of additional information of SVS Index Portfolio, dated May 1, 2005, as supplemented from time to time, relating to Class A and Class B shares;

(vi)	the statement of additional information relating to the proposed merger, dated August 1, 2005 (the “Merger SAI”); and

(vii)	the financial statements and related report of the independent registered public accounting firm included in the Annual Report to Shareholders for the fiscal year ended December 31, 2004 for SVS Index Portfolio.

You may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make inquiries by contacting your insurance company or by calling the corresponding Fund at 1-800-621-1048.

Like shares of SVS Index Portfolio, shares of VIT Equity Index Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, information agent for SVS Index Portfolio, at 1-877-288-6285, or contact your insurance company.

VIT Equity Index Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Trustees of Scudder Variable Series II (the “Trust”), of which SVS Index Portfolio is a series, are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of SVS Index Portfolio into VIT Equity Index Fund. If approved by SVS Index Portfolio’s shareholders, all of the assets of SVS Index Portfolio will be transferred to VIT Equity Index Fund solely in exchange for (a) the issuance and delivery to SVS Index Portfolio of Class A and Class B2 shares of VIT Equity Index Fund (“Merger Shares”) with a value equal to the value of SVS Index Portfolio’s assets net of liabilities, and (b) the assumption by VIT Equity Index Fund of all liabilities of SVS Index Portfolio. Immediately following the merger, the appropriate class of Merger Shares received by SVS Index Portfolio will be distributed pro-rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

Deutsche Asset Management (“DeAM”) proposed the merger of SVS Index Portfolio into VIT Equity Index Fund as part of its overall product rationalization program to reorganize and combine selected funds within the Scudder fund family. The Scudder fund family is made up of a group of funds that were managed by different investment advisors over the years and that have come together as a result of various corporate transactions that have taken place over time. As a result of these corporate transactions, there are a number of redundant funds within the Scudder fund family. DeAM’s overall program is designed to reorganize and combine funds in order to, among other reasons, eliminate redundant funds. DeAM believes this program may help enhance investment performance and increase the efficiency of its operations.

2.	What will happen to my investment in SVS Index Portfolio as a result of the merger?

Your investment in SVS Index Portfolio will, in effect, be exchanged for an investment in the corresponding share class of VIT Equity Index Fund with an equal aggregate net asset value as of the Valuation Time (as defined on page 21).

3.	Why have the Trustees of the Trust recommended that shareholders approve the merger?

The Trustees considered the following factors in determining to recommend that shareholders of SVS Index Portfolio approve its merger:

•	DeAM’s overall program to reorganize and combine selected funds in the Scudder fund family as described above.

•	The merger offers SVS Index Portfolio’s investors the opportunity to invest in a larger fund with similar investment policies.

Deutsche Investment Management Americas Inc. (“DeIM”), SVS Index Portfolio’s investment advisor, has advised the Trustees that SVS Index Portfolio and VIT Equity Index Fund have the same investment objective, and similar investment policies and strategies. In addition, DeIM has advised the Trustees that SVS Index Portfolio and VIT Equity Index Fund have the same portfolio management team.

•	The merger is intended to create a more streamlined line-up of Scudder funds, which DeAM believes may help enhance investment performance and increase the efficiency of DeAM’s operations. The merger also may result in greater cost efficiencies and the potential for economies of scale for the combined fund and its shareholders.

•	The combined fund is expected to have the same or lower total fund operating expense ratios than SVS Index Portfolio.

•	DeAM’s agreement to pay all costs associated with the merger.

The Trustees of the Trust have concluded that: (1) the merger is in the best interests of SVS Index Portfolio, and (2) the interests of the existing shareholders of SVS Index Portfolio will not be diluted as a result of the merger. Accordingly, the Trustees of the Trust recommend approval of the Agreement (as defined below) and the merger as contemplated thereby.

4.	How do the investment goals, policies and restrictions of the Funds compare?

SVS Index Portfolio and VIT Equity Index Fund have the same investment objective. Each Fund is an index fund whose benchmark is the Standard & Poor’s 500 Index (“S&P 500 Index”). SVS Index Portfolio seeks returns that, before expenses, correspond to the total return of U.S. common stocks as represented by the S&P 500 Index. VIT Equity Index Fund seeks to replicate, as closely as possible before the deduction of expenses, the performance of the S&P 500 Index. While not identical, the investment policies and restrictions of the Funds are similar. SVS Index Portfolio normally invests at least 80% of total assets in common stocks and securities included in the S&P 500 Index. SVS Index Portfolio may also invest up to 20% of total assets in stock index futures and options, as well as short-term debt securities. SVS Index Portfolio typically invests new flows of money in index futures in order to gain immediate exposure to the S&P 500 Index. Under normal market conditions, VIT Equity Index Fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. Each Fund has elected to be classified as a diversified series of an open-end management investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of each Fund’s investment policies and restrictions.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of December 31, 2004, and of VIT Equity Index Fund on a pro forma combined basis, giving effect to the proposed merger as of that date:

Portfolio Composition (as a % of Fund)

(excludes cash equivalents)

Common Stocks	SVS Index Portfolio	VIT Equity Index Fund	VIT Equity Index Fund— Pro Forma Combined(1)
Financials	21%	21%	21%
Information Technology	16%	15%	15%
Health Care	13%	12%	12%
Consumer Discretionary	12%	12%	12%
Industrials	12%	13%	13%
Consumer Staples	10%	11%	11%
Energy	7%	7%	7%
Telecommunications Services	3%	3%	3%
Materials	3%	—	1%
Utilities	3%	3%	3%
Other	—	3%	2%

	100%	100%	100%

(1)	Reflects the blended characteristics of the Funds as of December 31, 2004. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objective and policies.

Each Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a Fund files its Form N-CSR or N-Q with the SEC for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The Funds’ SAIs include a description of the applicable Fund’s policies and procedures with respect to the disclosure of its portfolio holdings.

5.	How do the management fee ratios and expense ratios of the Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may bear directly or indirectly as an investor in the Funds, the expenses that each of the Funds incurred for the year ended December 31, 2004, and the pro forma estimated expense ratios of VIT Equity Index Fund assuming consummation of the merger as of that date. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options. These charges and fees will increase expenses.

The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. The management fee schedule of VIT Equity Index Fund (Post-Merger) reflects reductions that will be effective upon the consummation of the merger. As of December 31, 2004, SVS Index Portfolio and VIT Equity Index Fund had net assets of $401,509,702 and $843,640,247, respectively.

SVS Index Portfolio		VIT Equity Index Fund (Pre-Merger)		VIT Equity Index Fund (Post-Merger)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
All Levels	0.200%	All Levels	0.200%	$0-$1 billion	0.200%
				$1 billion-$2 billion	0.175%
				Over $2 billion	0.150%

As shown below, the merger is expected to result in the same or lower total expense ratios for shareholders of SVS Index Portfolio. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

(as a % of average net assets)

	Management Fee		Distribution/ Service (12b-1) Fee	Other Expenses		Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements		Net Annual Fund Operating Expenses (after waiver)
SVS Index Portfolio
Class A	0.20	%(1)	None	0.09%		0.29%	—		0.29	%(2)
Class B	0.20	%(1)	0.25%	0.22%		0.67%	0.04	%(2)	0.63	%(2)
VIT Equity Index Fund
Class A	0.20%		None	0.09%		0.29%	—		0.29	%(3)
Class B2*	0.20%		0.25%	0.21	%(4)	0.66%	—		0.66%
VIT Equity Index Fund (pro forma combined, assuming consummation of merger)
Class A	0.20	%(5)	None	0.08	%(6)	0.28%	—		0.28	%(7)
Class B2*	0.20	%(5)	0.25%	0.21	%(4),(6)	0.66%	0.03	%(7)	0.63	%(7)

*	VIT Equity Index Fund will issue Class B2 shares to holders of Class B shares of SVS Index Portfolio in connection with the merger.
(1)	Restated to reflect a new management fee schedule effective October 1, 2004.
(2)	Pursuant to their respective agreements with the Trust, DeIM, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A and Class B shares of SVS Index Portfolio to 0.377% and 0.627%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(3)	Deutsche Asset Management, Inc., the Fund’s investment advisor “DeAM, Inc.”) has contractually agreed to waive its fees and/or reimburse expenses of the Class A shares of VIT Equity Index Fund, to the extent necessary, to limit expenses to 0.30% of the average daily net assets of the Class A shares of the Fund for the one-year period commencing May 1, 2005. Effective May 1, 2002, DeAM, Inc. may recoup any of its waived investment advisory fees within the following three years if the Fund is able to make the repayment without exceeding its current expense limits.
(4)	Includes a subrecordkeeping fee of 0.15%.
(5)	Restated to reflect the management fee schedule for VIT Equity Index Fund that will be effective upon consummation of the merger.
(6)	Other expenses are estimated, accounting for the effect of the merger.
(7)	Through April 30, 2009, DeAM, Inc. has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 0.28% and 0.63% for Class A and Class B2 shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Effective May 1, 2002, DeAM, Inc. may recoup any of its waived investment advisory fees within the following three years if the Fund is able to make the repayment without exceeding its current expense limits.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined fund to incur in the first year following the merger.

Examples:

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
SVS Index Portfolio
Class A	$30	$93	$163	$368
Class B(1)	$64	$210	$369	$831
VIT Equity Index Fund
Class A	$30	$93	$163	$368
Class B2	$67	$211	$368	$822
VIT Equity Index Fund (Pro forma combined)
Class A	$29	$90	$157	$356
Class B2(2)	$64	$202	$358	$813

(1)	Includes one year of capped expenses in each period.
(2)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in the “3 Years,” “5 Years” and “10 Years” periods.

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by SVS Index Portfolio or its shareholders as a direct result of the merger. As described above, shares of SVS Index Portfolio are available exclusively to investors purchasing Contracts funded through the separate accounts (or sub-accounts thereof) of Participating Insurance Companies. As long as these Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations thereunder, the merger, whether or not treated as a tax-free reorganization, will not create any tax liability for Contract Owners. For more information, please see “Information about the Proposed Merger—Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other Scudder funds, are identical. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to their Contracts. The shares of each Fund are purchased and redeemed at the net asset value of the Fund’s shares determined that same day or, in the case of an order not resulting automatically from Contract transactions, next determined after an order in proper form is received. An order is considered to be in proper form if it is communicated by telephone or electronically by an authorized employee of a Participating Insurance Company. No fee is charged to shareholders when they purchase or redeem shares of the Funds, nor will a fee be charged to shareholders when they purchase or redeem shares of the combined fund. Please see the Funds’ prospectuses for additional information.

9.	How will I be notified of the outcome of the merger?

If the proposed merger of SVS Index Portfolio is approved by shareholders, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares of VIT Equity Index Fund they are receiving after the merger is completed. Subsequently, affected Contract Owners will be notified of changes to their account information by their respective Participating Insurance Companies. If the proposed merger of SVS Index Portfolio is not approved, this result will be noted in the next shareholder report of SVS Index Portfolio.

10.	Will the value of my investment change?

The number of shares owned by each Participating Insurance Company will most likely change. However, the total value of your investment in VIT Equity Index Fund will equal the total value of your investment in SVS Index Portfolio at the Valuation Time (as defined on page 21). Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of the shareholders of SVS Index Portfolio entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

The Trustees of the Trust believe that the proposed merger is in the best interests of SVS Index Portfolio. Accordingly, the Trustees recommend that shareholders vote FOR approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of VIT Equity Index Fund and how do they compare with those of SVS Index Portfolio?

Investment Objectives and Strategies.    As noted above, the Funds have the same investment objective and similar investment policies. VIT Equity Index Fund and SVS Index Portfolio have the same portfolio manager.

Each Fund is an index fund whose benchmark is the Standard & Poor’s 500 Index (“S&P 500 Index”), which emphasizes stocks of large U.S. companies. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock’s current price).

SVS Index Portfolio seeks returns that, before expenses, correspond to the total return of U.S. common stocks as represented by the S&P 500 Index. VIT Equity Index Fund seeks to replicate, as closely as possible before the deduction of expenses, the performance of the S&P 500 Index. SVS Index Portfolio normally invests at least 80% of total assets in common stocks and securities included in the S&P 500 Index. SVS Index Portfolio may also invest up to 20% of total assets in stock index futures and options, as well as short-term debt securities. SVS Index Portfolio typically invests new flows of money in index futures in order to gain immediate exposure to the S&P 500 Index. VIT Equity Index Fund invests primarily in the securities of companies in the S&P 500 Index and derivative instruments, such as futures contracts and options, relating to the S&P 500 Index. Under normal market conditions, VIT Equity Index Fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. Futures contracts and options are used by VIT Equity Index Fund as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

VIT Equity Index Fund’s portfolio manager uses quantitative analysis techniques to structure the Fund to obtain a high correlation to the S&P 500 Index, while keeping the Fund as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the Fund invests in a statistically selected sample of the securities found in the S&P 500 Index, using a process known as “optimization”. This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the securities in the S&P 500 Index. The Fund first buys stocks that make up the larger portions of the S&P 500 Index’s value in roughly the same proportion as the S&P 500 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio manager tries to replicate the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of these stocks.

SVS Index Portfolio also uses an indexing strategy. Like VIT Equity Index Fund, SVS Index Portfolio buys the largest stocks of the S&P 500 Index in roughly the same proportion to the S&P 500 Index. Similar to VIT Equity Index Portfolio, with the smaller stocks of the S&P 500 Index, the portfolio manager uses a statistical process known as sampling to select stocks whose overall performance is expected to be similar to that of the smaller companies in the S&P 500 Index. Like VIT Equity Index Fund, SVS Index Portfolio seeks to keep the composition of its portfolio similar to the S&P 500 Index in industry distribution, market capitalization and fundamental characteristics (such as price-to-book ratios and dividend yields).

Over the long term, the portfolio manager of each Fund seeks a correlation between the performance of the Fund, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

Each Fund is permitted, but not required, to use certain types of derivatives such as stock index futures or options, including but not limited to options on securities and options on stock index futures. Each Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains and losses of an investment. Each Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. SVS Index Portfolio may lend its investment securities up to one-third of its total assets, and VIT Equity Index Fund may lend its investment securities up to 30% of its total assets, to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Each Fund may not invest more than 15% of net assets in illiquid securities.

Each Fund has elected to be classified as a diversified series of an open-end investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Each Fund’s Board could change the Fund’s investment objective without seeking shareholder approval, although major changes tend to be infrequent. Each Fund may change its 80% investment policy upon 60 days’ prior notice to shareholders.

DeAM believes that VIT Equity Index Fund should provide a comparable investment opportunity for shareholders of SVS Index Portfolio. If necessary, there will be a pre-merger liquidation by SVS Index Portfolio of all investments that are not consistent with the current investment objective, policies and restrictions of VIT Equity Index Fund.

The portfolio turnover rate for VIT Equity Index Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended December 31, 2004 was 1%. The portfolio turnover rate for SVS Index Portfolio for the fiscal year ended December 31, 2004 was 13%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund.

For a more detailed description of the investment techniques used by SVS Index Portfolio and VIT Equity Index Fund, please see the applicable Fund’s prospectus and statement of additional information.

Primary Risks.    As with any mutual fund, you may lose money by investing in VIT Equity Index Fund. Certain risks associated with an investment in VIT Equity Index Fund are summarized below. The risks of an investment in VIT Equity Index Fund are similar to the risks of an investment in SVS Index Portfolio. More detailed descriptions of the risks associated with an investment in VIT Equity Index Fund can be found in the current prospectuses and statement of additional information for VIT Equity Index Fund.

The value of your investment in VIT Equity Index Fund will change with changes in the values of the investments held by VIT Equity Index Fund. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect VIT Equity Index Fund’s investments as a whole. VIT Equity Index Fund could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of VIT Equity Index Fund, cause you to lose money or cause the performance of VIT Equity Index Fund to trail that of other investments.

Stock Market Risk.    As with most stock funds, the most important factor with VIT Equity Index Fund is how stock markets perform—in this case, the large company portion of the U.S. market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments that VIT Equity Index Fund makes and it may not be able to get attractive prices for them. An investment in SVS Index Portfolio is also subject to this risk.

Tracking Error Risk.    There are several reasons that VIT Equity Index Fund’s performance may not exactly replicate the S&P 500 Index:

•	Unlike the S&P 500 Index, the Fund incurs administrative expenses and transaction costs in trading stocks.

•	The composition of the S&P 500 Index and the stocks held by the Fund may occasionally diverge.

•	The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” S&P 500 Index.

An investment in SVS Index Portfolio is also subject to this risk.

Index Fund Risk.    Because the Fund invests at least 80% of its assets in the stocks of companies included in the S&P 500 Index, it cannot alter its investment strategy in response to fluctuations in the market segment represented by the S&P 500 Index. An investment in SVS Index Portfolio is also subject to this risk.

Futures and Options Risk.    VIT Equity Index Fund may invest, to a limited extent, in stock index futures or options, including but not limited to options on securities and options on stock index futures, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gain or loss of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivates include:

•	the risk that the derivative is not well correlated with the security for which it is acting as a substitute;

•	the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

•	the risk that VIT Equity Index Fund will be unable to sell the derivative because of an illiquid secondary market.

An investment in SVS Index Portfolio is also subject to this risk.

Pricing Risk.    At times, market conditions might make it hard to value some investments. For example, if VIT Equity Index Fund has valued its securities too highly, you may end up paying too much for VIT Equity Index Fund shares when you buy into VIT Equity Index Fund. If VIT Equity Index Fund underestimates their price, you may not receive the full market value for your shares when you sell. An investment in SVS Index Portfolio is also subject to this risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by VIT Equity Index Fund that occurs during the term of the loan would be borne by VIT Equity Index Fund and would adversely affect VIT Equity Index Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by VIT Equity Index Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in SVS Index Portfolio is also subject to this risk.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any

Contract for which the Funds are investment options. If it did, performance would be less than that shown. The bar charts show year-to-year changes in the performance of each Fund’s Class A shares. The table following the bar charts shows how each Fund’s performance compares to that of a broad-based market index (which, unlike a fund, does not have any fees or expenses). Because Class B2 shares of VIT Equity Index Fund have not yet begun operations as of the date of this Prospectus/Proxy Statement, the performance figures for Class B2 shares of VIT Equity Index Fund prior to their inception are based on the historical performance of the Fund’s Class A shares, adjusted to reflect the higher gross total annual operating expenses of Class B2 shares. Class A shares are invested in the same portfolio and the annual total returns of Class A shares and Class B2 shares differ only to the extent that the classes have different fees and expenses. Because Class B shares of SVS Index Portfolio commenced operations on July 1, 2002, the performance figures for Class B shares of SVS Index Portfolio before that date are based on the historical performance of the Fund’s Class A shares, adjusted to reflect the higher gross total annual operating expenses of Class B shares. Class A shares are invested in the same portfolio and the annual total returns of Class A and Class B shares differ only to the extent that the Classes have different fees and expenses. The performance of the Funds and the index varies over time. Of course, a Fund’s past performance is not an indication of future performance.

Calendar Year Total Returns (%)

VIT Equity Index Fund

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 21.22%, Q4 1998                Worst Quarter: -17.24%, Q3 2002

2005 Total Return as of June 30: -0.91%

SVS Index Portfolio

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 15.21%, Q2 2003                Worst Quarter: -17.23%, Q3 2002

2005 Total Return as of June 30: -0.97%

Average Annual Total Returns

(for periods ended 12/31/04)

	Past 1 Year	Past 5 Years	Since Inception
VIT Equity Index Fund
Class A	10.59%	-2.58%	4.60	%(1)
Class B2	10.18%	-2.94%	4.21	%(1)
Index (Reflects no deductions for fees or expenses)	10.88%	-2.30%	5.01	%(1)

SVS Index Portfolio
Class A*	10.38%	-2.78%	-0.92	%(2)
Class B**	9.98%	-3.06%	-1.21	%(2)
Index (Reflects no deductions for fees or expenses)	10.88%	-2.30%	-0.10	%(2)

Index:    The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(1)	Since 10/1/97. Index comparison begins 9/30/97.
(2)	Since 9/1/99. Index comparison begins 8/31/99.
*	In both the chart and the table, total returns for 1999 through 2001 would have been lower if operating expenses hadn’t been reduced.
**	Total returns for 1999 through 2001 and for 2004 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisor, Subadvisor and Portfolio Manager.    DeAM, Inc. is the investment advisor for VIT Equity Index Fund and DeIM is the investment advisor for SVS Index Portfolio. Under the supervision of the Board of Trustees of each Fund, DeAM, Inc. or DeIM, as applicable, with headquarters at 345 Park Avenue, New York, New York, supervises and manages all of the Fund’s operations, including overseeing the activities of the Fund’s subadvisor. Each Fund’s subadvisor makes the Fund’s investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. Each Fund’s investment advisor or subadvisor is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. Each of DeAM, Inc. and DeIM is a part of DeAM and an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Asset Management is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, DeAM, Inc., Deutsche Asset Management Investment Services Limited, Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. (“NTI”), with headquarters at 50 South LaSalle Street, Chicago, IL 60675, acts as investment subadvisor for each Fund. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company, an Illinois state chartered banking organization and a member of the Federal Reserve System. Founded in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. NTI’s subadvisory fee is paid by the applicable investment advisor, and not by either Fund.

James B. Francis is primarily responsible for the day-to-day management of each Fund. Mr. Francis is a Senior Vice President of NTI, where he is responsible for the management of various equity and equity index portfolios. Mr. Francis joined NTI in February 2005. Prior to that, he was a Senior Portfolio Manager with State Street Global Advisors where he managed various equity portfolios from 1988 to 2005.

Each Fund’s statement of additional information provides additional information about the portfolio manager’s investments in the Funds, a description of his compensation structure and information regarding other accounts he manages.

Distribution and Service Fees.    Pursuant to separate Underwriting Agreements, Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeAM, Inc. and DeIM, is the principal underwriter and distributor for the Class A and Class B shares of SVS Index Portfolio and the Class A and Class B2 shares of VIT Equity Index Fund. SDI acts as agent of each Fund in the continuous offer of shares to the separate accounts (or sub-accounts thereof) of Participating Insurance Companies in all states in which the Funds or their respective trusts may from time to time be registered or where permitted by applicable law. VIT Equity Index Fund has adopted a distribution plan on behalf of its Class B2 shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) that is substantially identical to the distribution plan adopted by SVS Index Portfolio on behalf of its Class B shares. These plans allow the Funds to make quarterly payments at an annual rate of up to 0.25% of the average daily net assets attributable to Class B2 or Class B shares, as applicable, of each Fund to SDI as reimbursement for distribution and shareholder servicing related expenses incurred by SDI or a Participating Insurance Company. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments. Rule 12b-1 plans have not been adopted for Class A shares of either Fund.

Trustees and Officers.    The Trustees of Scudder Investments VIT Funds (of which VIT Equity Index Fund is a series) are different from those of the Trust (of which SVS Index Portfolio is a series). As more fully described in the statement of additional information for VIT Equity Index Fund, which is available upon request, the following individuals comprise the Board of Trustees of Scudder Investments VIT Funds: Joseph R. Hardiman, Richard R. Burt, S. Leland Dill, Martin J. Gruber, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., William N. Searcy and William N. Shiebler. In addition, the officers of Scudder Investments VIT Funds are different from those of the Trust.

Independent Registered Public Accounting Firm (“Auditor”).     Ernst & Young LLP serves as Auditor for each Fund.

Charter Documents.    SVS Index Portfolio is a series of the Trust, a Massachusetts business trust governed by Massachusetts law. VIT Equity Index Fund is a series of Scudder Investments VIT Funds, a Massachusetts business trust governed by Massachusetts law. SVS Index Portfolio is governed by an Amended and Restated Agreement and Declaration of Trust dated April 24, 1998, as amended from time to time. VIT Equity Index Fund is governed by a Declaration of Trust dated January 18, 1996, as amended from time to time. Each charter document is referred to herein as a Declaration of Trust. These charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Declaration of Trust is provided below.

Shareholders of SVS Index Portfolio and VIT Equity Index Fund have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting only that particular Fund or class, as determined by its Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of Trustees.

Neither Fund is required to hold annual meetings of its shareholders, but meetings of the shareholders shall be called for the purpose of electing Trustees, when required by the applicable Declaration of Trust or to comply with the 1940 Act. The shareholders of the Trust may call a shareholder meeting if the Trustees and the President of the Trust fail to call a meeting for thirty days after written application by holders of at least 25% (or at least 10%, if the purpose of the meeting is to vote to remove a Trustee) of the outstanding shares entitled to vote at such meeting. The President and the Secretary of Scudder Investments VIT Funds are required to call a meeting of shareholders at the request, in writing or by resolution, of a majority of the Trustees or at the written request of the holders of at least 10% of the outstanding shares entitled to vote at such meeting.

Neither Fund’s shares have conversion, exchange, preemption or appraisal rights. Shares of each Fund are entitled to dividends (if any) as declared by the Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of the Fund attributable to said class. Both Funds have the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance designated from time to time by the Trustees. Sale, conveyance, or transfer of the assets of SVS Index Portfolio requires the affirmative vote of the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter. The merger or consolidation of VIT Equity Index Fund with another organization, or the sale, lease or exchange of all or substantially all of the trust property requires the affirmative vote of the holders of two-thirds of the shares entitled to vote on such matters; provided, that if the merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the outstanding voting securities, as such term is defined in the 1940 Act, entitled to vote on such matters is required.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Declarations of Trust governing both VIT Equity Index Fund and SVS Index Portfolio, however, disclaim shareholder liability in connection with the applicable Fund’s property or the acts and obligations of the applicable Fund and permit notice of such disclaimer to be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, each Declaration of Trust provides for indemnification out of the property of the applicable Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of said Fund, and provides that the Fund may be covered by insurance that the Trustees consider necessary or appropriate (or, in the case of VIT Equity Index Fund, shall be covered by insurance that the Trustees in their sole judgment shall deem advisable).

All consideration received by the applicable trust for the issue or sale of shares of the applicable Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of said trust and belong irrevocably to said Fund for all purposes, subject only to the rights of creditors.

Scudder Investments VIT Funds (or any series thereof) may be terminated by a written instrument signed by a majority of its Trustees, or by the affirmative vote of the holders of not less than two-thirds of the shares of Scudder Investments VIT Funds or series outstanding and entitled to vote on the matter. The Trust (or any series or class thereof) may be terminated by its Trustees without shareholder consent by written notice to shareholders, or by vote of the holders or more than 50% of the votes of the Trust or series or class entitled to vote on the matter. The Declaration of Trust governing VIT Equity Index Fund may be amended by the vote of the holders of a majority of the outstanding voting securities, as such term is defined in the 1940 Act. The Declaration of Trust governing VIT Equity Index Fund may also be amended by the Trustees without shareholder consent so long as such amendment does not materially adversely affect the rights of shareholders. The Declaration of Trust governing SVS Index Portfolio may be amended by the Trustees when authorized by a vote of the shareholders holding more than 50% of the shares of each series entitled to vote or, where the Trustees determine that the amendment will affect the holders of only certain series or classes, a vote of the holders of more than 50% of the shares entitled to vote of each affected series or class. The Declaration of Trust governing SVS Index Portfolio may also be amended by the Trustees without shareholder consent if the purpose of the amendment is to change the name of the Trust or to supply any omission, cure any ambiguity, or cure, correct or supplement any provision which is defective or inconsistent with the 1940 Act or the requirements of the Code.

The voting powers of shareholders of each Fund are substantially similar. However, only the Declaration of Trust governing VIT Equity Index Fund provides expressly that shareholders have the power to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or any series thereof or the shareholders. Trustees of Scudder Investments VIT Funds, except for those appointed by the standing Trustees to fill existing vacancies, are to be elected by the shareholders of the trust holding a plurality of the shares voting at a meeting of shareholders. In the event that less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office are required to call a shareholders’ meeting for the election of Trustees. Any Trustee of Scudder Investments VIT Funds may be removed for cause by the action of two-thirds of the Trustees, or by vote of the shareholders entitled to vote more than two-thirds of the outstanding shares entitled to be cast on the matter at a meeting duly called by the shareholders for such purpose. Except as required by the 1940 Act or as described above, the Trustees of the Trust need not call meetings of the shareholders for the election or reelection of Trustees, or fill vacancies that do not cause the total number of Trustees to fall below three. Such vacancies may be filled by a majority of the standing Trustees or, if deemed appropriate by the Trustees, by a plurality of the shares voted on the matter at a meeting called for such purpose. Any Trustee of the Trust may be removed for cause by a written instrument signed by a majority of the Trustees, or with or without cause by vote of the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter or by a written consent filed with the custodian of the Trust’s portfolio securities and executed by the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter.

Quorum for a shareholder meeting of Scudder Investments VIT Funds is the presence in person or by proxy of a majority of the outstanding shares entitled to vote. Quorum for a shareholder meeting of the Trust is the presence in person or by proxy of at least 30% of all the votes entitled to be cast of each series or class entitled to vote, or, where the vote is in the aggregate and not by series or class, at least 30% of all votes entitled to be cast at the meeting, irrespective of series or class.

The foregoing is a very general summary of certain provisions of the Declarations of Trust governing the Funds. It is qualified in its entirety by reference to the charter documents themselves.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of SVS Index Portfolio are being asked to approve a merger between SVS Index Portfolio and VIT Equity Index Fund. The proposed merger would be pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of SVS Index Portfolio to VIT Equity Index Fund in exchange for the assumption by VIT Equity Index Fund of all of the liabilities of SVS Index Portfolio, and for the issuance and delivery to SVS Index Portfolio of Merger Shares equal in aggregate value to the net value of the assets transferred to VIT Equity Index Fund.

After receipt of the Merger Shares, SVS Index Portfolio will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of SVS Index Portfolio, and the legal existence of SVS Index Portfolio as a series of the Trust will be terminated. Each shareholder of SVS Index Portfolio will receive a number of full and fractional Merger Shares of the corresponding class(es) as, and equal in value as of the Valuation Time (as defined on page 21) to, the aggregate value of the shareholder’s shares of SVS Index Portfolio. Such shares will be held in an account with VIT Equity Index Fund identical in all material respects to the account currently maintained by SVS Index Portfolio. Each Participating Insurance Company will then allocate its Merger Shares on a pro-rata basis among the Contract Owners in SVS Index Portfolio’s separate account (or in sub-accounts thereof). Unless a Contract Owner instructs his or her Participating Insurance Company otherwise, amounts that would have been allocated to SVS Index Portfolio under an existing Contract will, following the merger, be allocated to VIT Equity Index Fund.

Prior to the date of the merger, SVS Index Portfolio will sell any investments that are not consistent with the current investment objective, policies and restrictions of VIT Equity Index Fund and will declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. Contract Owners who invest in SVS Index Portfolio through a Contract will not be affected by such distributions as long as the Contracts qualify as annuity contracts under Section 72 of the Code and the Treasury regulations thereunder. DeIM has represented that as of July 26, 2005, SVS Index Portfolio did not have any investments that were not consistent with the current investment objective, policies and restrictions of VIT Equity Index Fund.

The Trustees of the Trust have voted to approve the Agreement and the proposed merger and to recommend that shareholders of SVS Index Portfolio also approve the merger. With respect to SVS Index Portfolio, the actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the shareholders of SVS Index Portfolio entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

In the event that the proposed merger does not receive the required shareholder approval, SVS Index Portfolio will continue to be managed as a separate series of the Trust in accordance with its current investment objective and policies, and the Trustees of the Trust and of Scudder Investments VIT Funds may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger.    DeAM first discussed the proposed merger with the Trustees of the Trust at a meeting held on March 9, 2005. The merger was presented to the Trustees and considered by them as part of a broader program initiated by DeAM to consolidate its mutual fund lineup. DeAM advised the Trustees that the overall initiative was intended to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and merging certain funds; and

•	Focus DeAM’s investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of the Trust who are not “interested persons” of the Fund (as defined by the 1940 Act) (“Independent Trustees”), conducted a thorough review of the potential implications of the merger on SVS Index Portfolio’s shareholders as well as the various other funds for which they serve as trustee or director. The Independent Trustees were assisted in this review by their independent legal counsel. The Independent Trustees reviewed and discussed the merger, both among themselves and with representatives of DeAM. In the course of their review, the Independent Trustees requested and received additional information from DeAM.

On March 9, 2005, the Trustees of the Trust, including all of the Independent Trustees, approved the terms of the proposed merger of SVS Index Portfolio into VIT Equity Index Fund. The Trustees have also agreed to recommend that the merger be approved by shareholders of SVS Index Portfolio.

In determining to recommend that the shareholders of SVS Index Portfolio approve the merger, the Trustees considered, among others, the factors described below:

•	The fees and expense ratios of the Funds, including comparisons between the expense ratios of SVS Index Portfolio and the estimated operating expense ratios of the combined fund, and between the estimated operating expense ratios of the combined fund and other mutual funds with similar investment objectives, and in particular noted that the estimated operating expense ratio of each class of the combined fund is lower than or equal to that of the corresponding class of SVS Index Portfolio currently;

•	That DeAM agreed to cap the combined fund’s operating expense ratios for approximately a three-year period at levels at or below SVS Index Portfolio’s current operating expense ratios;

•	The terms and conditions of the merger and whether the merger would result in the dilution of shareholder interests;

•	The compatibility of SVS Index Portfolio’s and VIT Equity Index Fund’s investment objective, policies, restrictions and portfolios and that the merger would permit the investors of SVS Index Portfolio to pursue the same investment goal in a larger fund;

•	That service features available to shareholders of SVS Index Portfolio and VIT Equity Index Fund were substantially similar on a class-level basis;

•	That the costs of the merger would be borne by DeAM;

•	Prospects for the combined fund to attract additional assets and possibly enjoy any related economies of scale;

•	The tax consequences of the merger on SVS Index Portfolio and its shareholders;

•	The investment performance of SVS Index Portfolio and VIT Equity Index Fund; in particular, the Trustees noted that the performance for VIT Equity Index Fund was higher than that of SVS Index Portfolio for the one, three and five year periods;

•	That DeAM, Inc. has agreed to indemnify VIT Equity Index Fund against certain liabilities VIT Equity Index Fund may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in VIT Equity Index Fund (see Section VI) so the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote; and

•	That, in conjunction with the merger, DeIM has agreed to indemnify the Independent Trustees of the Trust against certain liabilities that such Independent Trustees may incur by reason of having served as a Trustee of the Trust.

Based on all of the foregoing, the Trustees concluded that SVS Index Portfolio’s participation in the proposed merger would be in the best interests of SVS Index Portfolio and would not dilute the interests of SVS Index Portfolio’s existing shareholders. The Trustees of the Trust, including the Independent Trustees, recommend that shareholders of SVS Index Portfolio approve the proposed merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by an Agreement, the form of which is attached as Exhibit A. The Agreement provides that VIT Equity Index Fund will acquire all of the assets of SVS Index Portfolio solely in exchange for the assumption by VIT Equity Index Fund of all liabilities of SVS Index Portfolio and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on September 16, 2005, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The description of the proposed Agreement has been included to provide you with information regarding its terms. The Agreement contains representations and warranties made by and to the parties thereto as of specific dates. The statements embodied in those representations and warranties were made for purposes of the Agreement between the respective parties and are subject to qualifications and limitations agreed by the respective parties in connection with negotiating the terms of the Agreement. In addition, certain representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders, or may have been used for the purpose of allocating risk between the respective parties rather than establishing matters as facts.

The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement. SVS Index Portfolio will transfer all of its assets to VIT Equity Index

Fund, and in exchange, VIT Equity Index Fund will assume all liabilities of SVS Index Portfolio and deliver to SVS Index Portfolio a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of SVS Index Portfolio attributable to shares of the corresponding class of SVS Index Portfolio, less the value of the liabilities of SVS Index Portfolio assumed by VIT Equity Index Fund attributable to shares of such class of SVS Index Portfolio. Immediately following the transfer of assets on the Exchange Date, SVS Index Portfolio will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by SVS Index Portfolio, with Merger Shares of each class being distributed to holders of shares of the corresponding class of SVS Index Portfolio. As a result of the proposed merger, each shareholder of SVS Index Portfolio will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of the shares of the corresponding class of SVS Index Portfolio surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of VIT Equity Index Fund in the name of such shareholders of SVS Index Portfolio, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and the Trustees of Scudder Investments VIT Funds have determined that the proposed merger is in the best interests of their respective Fund and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of VIT Equity Index Fund and SVS Index Portfolio, (ii) by either party if the merger shall not be consummated by November 18, 2005 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of SVS Index Portfolio approve the merger, VIT Equity Index Fund and SVS Index Portfolio agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of SVS Index Portfolio are added to the portfolio of VIT Equity Index Fund, the resulting portfolio will meet the investment objective, policies and restrictions of VIT Equity Index Fund.

Except for the trading costs associated with the coordination described above, the fees and expenses for the merger and related transactions are estimated to be $400,448. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to shareholders of SVS Index Portfolio in accordance with the Agreement as described above. The Merger Shares will be Class A and Class B2 shares of VIT Equity Index Fund. Each class of Merger Shares has the same characteristics as shares of the corresponding class of SVS Index Portfolio (in the case of Class B2 shares of VIT Equity Index Fund, as Class B shares of SVS Index Portfolio). Merger Shares will be treated as having been purchased on the date a shareholder purchased its shares of SVS Index Portfolio and for the price it originally paid. For more information on the characteristics of each class of Merger Shares, please see the applicable VIT Equity Index Fund prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders of VIT Equity Index Fund could, under certain circumstances, be held personally liable for the obligations of VIT Equity Index Fund. However, VIT Equity Index Fund’s Declaration of Trust disclaims shareholder liability for the acts or obligations of VIT Equity Index Fund and provides for indemnification for all losses and expenses of any shareholder held liable for the obligations of VIT Equity Index Fund. The indemnification and reimbursement discussed in the preceding sentence is to be made only out of the assets of VIT Equity Index Fund.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the merger, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

•	the acquisition by VIT Equity Index Fund of all of the assets of SVS Index Portfolio solely in exchange for Merger Shares and the assumption by VIT Equity Index Fund of all of the liabilities of SVS Index Portfolio, followed by the distribution by SVS Index Portfolio to its shareholders of Merger Shares in complete liquidation of SVS Index Portfolio, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and SVS Index Portfolio and VIT Equity Index Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	under Section 361 of the Code, SVS Index Portfolio will not recognize gain or loss upon the transfer of SVS Index Portfolio’s assets to VIT Equity Index Fund in exchange for Merger Shares and the assumption of SVS Index Portfolio liabilities by VIT Equity Index Fund, and SVS Index Portfolio will not recognize gain or loss upon the distribution to SVS Index Portfolio’s shareholders of the Merger Shares in liquidation of SVS Index Portfolio;

•	under Section 354 of the Code, shareholders of SVS Index Portfolio will not recognize gain or loss on the receipt of Merger Shares solely in exchange for SVS Index Portfolio shares;

•	under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of SVS Index Portfolio will be the same as the aggregate basis of SVS Index Portfolio shares exchanged therefor;

•	under Section 1223(1) of the Code, the holding period of the Merger Shares received by each SVS Index Portfolio shareholder will include the holding periods of SVS Index Portfolio shares exchanged therefor, provided that SVS Index Portfolio shareholder held SVS Index Portfolio shares at the time of the reorganization as a capital asset;

•	under Section 1032 of the Code, VIT Equity Index Fund will not recognize gain or loss upon the receipt of assets of SVS Index Portfolio in exchange for Merger

Shares and the assumption by VIT Equity Index Fund of all of the liabilities of SVS Index Portfolio;

•	under Section 362(b) of the Code, the basis of the assets of SVS Index Portfolio transferred to VIT Equity Index Fund in the reorganization will be the same in the hands of VIT Equity Index Fund as the basis of such assets in the hands of SVS Index Portfolio immediately prior to the transfer; and

•	under Section 1223(2) of the Code, the holding periods of the assets of SVS Index Portfolio transferred to VIT Equity Index Fund in the reorganization in the hands of VIT Equity Index Fund will include the periods during which such assets were held by SVS Index Portfolio.

As long as the Contracts qualify as annuity contracts under Section 72 of the Code and Treasury regulations thereunder, the merger, whether or not treated as tax-free reorganizations for federal income tax purposes, will not create any tax liability for Contract Owners. Contract Owners who choose to redeem or exchange their investments by surrendering their Contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty. In addition, although it is not expected to affect Contract Owners, as a result of the merger each Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined fund.

VIT Equity Index Fund intends to distribute to Participating Insurance Companies its investment company taxable income and any net realized capital gains in April of each year. Additional distributions may be made if necessary. For both Funds, all distributions will be reinvested in shares of the same class of the applicable Fund. If the Agreement is approved by shareholders of SVS Index Portfolio, SVS Index Portfolio will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Agreement).

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

Capitalization.    The following table sets forth the unaudited capitalization of each Fund as of December 31, 2004 and of VIT Equity Index Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	VIT Equity Index Fund	SVS Index Portfolio	Pro Forma Adjustments	VIT Equity Index Fund— Pro Forma Combined
Net Assets
Class A Shares	$790,304,194	$332,957,896	—	$1,123,262,090
Class B Shares	$53,336,053	$68,551,806	$(68,551,806)	$53,336,053
Class B2 Shares	—	—	$68,551,806	$68,551,806

Total Net Assets	$843,640,247	$401,509,702	—	$1,245,149,949

Shares Outstanding
Class A Shares	62,064,495	36,513,515	(10,358,142)	88,219,868
Class B Shares	4,191,602	7,543,430	(7,543,430)	4,191,602
Class B2 Shares	—	—	5,389,293	5,389,293
Net Asset Value Per Share
Class A Shares	$12.73	$9.12	—	$12.73
Class B Shares	$12.72	$9.09	—	$12.72
Class B2 Shares	—	—	—	$12.72

(1)	Assumes the merger had been consummated on December 31, 2004, and is for information purposes only. No assurance can be given as to how many shares of VIT Equity Index Fund will be received by the shareholders of SVS Index Portfolio on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of VIT Equity Index Fund that actually will be received on or after such date.

Unaudited pro forma combined financial statements of the Funds as of December 31, 2004 and for the twelve-month period then ended are included in the Merger SAI. Because the Agreement provides that VIT Equity Index Fund will be the surviving Fund following the merger, and because VIT Equity Index Fund’s investment objective and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of SVS Index Portfolio to VIT Equity Index Fund as contemplated by the Agreement.

The Trustees of the Trust, including the Independent Trustees, recommend approval of the merger.

V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER SPECIAL MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of SVS Index Portfolio with and into VIT Equity Index Fund and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Special Meeting of shareholders (the “Meeting”). The Meeting is to be held September 2, 2005 at 9:00 a.m. Eastern time, at the offices of DeAM, Inc., 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy or voting instruction form are being mailed to investors on or about August 2, 2005.

As of June 21, 2005, SVS Index Portfolio had the following shares outstanding:

Share Class	Number of Shares
Class A	35,118,697.174
Class B	7,670,715.292

As of June 21, 2005, VIT Equity Index Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	65,697,372.193
Class B	4,451,864.480

Only shareholders of record on June 21, 2005 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the form of proxy.

Required Vote.    Proxies are being solicited from shareholders of SVS Index Portfolio by the Trust’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the shareholders of SVS Index Portfolio entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the Meeting.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of SVS Index Portfolio at the close of business on June 21, 2005 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least 30% of the shares of SVS Index Portfolio outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by SVS Index Portfolio as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposal. Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

Share Ownership.     As of June 21, 2005, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of SVS Index Portfolio. As of June 21, 2005, the officers and Trustees of Scudder Investments VIT Funds, as a group, beneficially owned less than 1% of the outstanding shares of VIT Equity Index Fund. To the best of the knowledge of VIT Equity Index Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of VIT Equity Index Fund as of June 21, 2005:

Class	Shareholder Name and Address	Percentage Owned
A	Lincoln National Life Insurance Variable Life Account M Fort Wayne IN 46802-3518	46.35%

A	Lincoln National Life Separate Acct XX MF Accounting Fort Wayne IN 46802-3518	28.62%

A	Phoenix Home Life Insurance Co Attn Brian Cooper 10 Krey Blvd Rensselaer NY 12144-9749	5.66%

B	Lincoln National Life Insurance Variable Life Account M Fort Wayne IN 46802-3518	45.24%

B	Integrity Life Insurance Co Account # XX Louisville KY 40202-3333	21.13%

B	National Integrity Life Ins Co Account # XX Louisville KY 40202-3333	19.59%

B	Lincoln Benefit Life Variable Account Attn Acctng Financial Control Team Vernon Hills IL 60061-1826	6.95%

B	Lincoln National Life Ins Separate Account M1 Fort Wayne IN 46802-3518	6.38%

To the best of the knowledge of SVS Index Portfolio, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of SVS Index Portfolio as of June 21, 2005:

Class	Shareholder Name and Address	Percentage Owned
A	Zurich Destinations Farmers SVS II c/o Kilico Attn Investment Accounting LL-2W Greenville SC 29602-9097	68.18%

	Allmerica Life SVS II Worchester MA 01653-0002	30.43%

B	The Manufacturers Life Ins Co (USA) Boston MA 02116-3787	84.02%

	Travelers Life & Annuity Company Hartford CT 06103-3432	9.61%

	Travelers Insurance Company Attn Shareholder Accounting Unit Hartford CT 06199-0027	6.20%

Solicitation of Proxies.    As discussed above, shares of SVS Index Portfolio are offered only to Participating Insurance Companies to fund benefits under their Contracts. Therefore, shares of SVS Index Portfolio are held by separate accounts, or sub-accounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners or to a group (e.g., a defined benefit plan) in which Contract Owners participate. Contract Owners have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of SVS Index Portfolio held in its name as directed. In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of the proposal. If a Participating Insurance Company does not receive voting instructions for all of the shares of SVS Index Portfolio held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the proposal, for, against, or abstaining, in the same proportion as the shares of SVS Index Portfolio for which it has received instructions from Contract Owners (i.e., “echo voting”). This Prospectus/Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of SVS Index Portfolio. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.

In addition to soliciting proxies by mail, certain officers and representatives of VIT Equity Index Fund, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services (“Computershare”) has been engaged to act as information agent at an estimated cost of $3,500.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-877-288-6285. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for SVS Index Portfolio, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Voting Instructions.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust at 222 South Riverside Plaza, Chicago, IL 60606, (ii) by properly executing a later-dated proxy that is received by SVS Index Portfolio at or prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy. Only a shareholder may execute or revoke a proxy. Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable time after the date set for the original meeting to permit further solicitation of proxies.

VI. REGULATORY AND LITIGATION MATTERS

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2005, by and among Scudder Investments VIT Funds (the “Acquiring Trust”), a Massachusetts business trust, on behalf of Scudder VIT Equity 500 Index Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust; Scudder Variable Series II (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of SVS Index 500 Portfolio (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a separate series of the Acquired Trust; and Deutsche Asset Management, Inc. (“DeAM, Inc.”), investment adviser for the Acquiring Fund (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is One South Street, Baltimore, Maryland 21202. The principal place of business of the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A and Class B2 voting shares of beneficial interest (par value $0.01 per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of Acquiring Fund Shares to the Class A and Class B shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A and Class B2 Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A and Class B shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class (in the case of the Acquired Fund’s Class B Shares, Class B2 Shares of the Acquiring Fund), computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, Acquiring Fund Shares of the same class (in the case of the Acquired Fund’s Class B, Class B2 of the Acquiring Fund) received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A and Class B2 Acquiring Fund Shares to be so credited to the Class A and Class B Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class (in the case of the Acquired Fund’s Class B Shares, Class B2 Shares of the Acquiring Fund) owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A and Class B shares of the Acquired Fund, if any, will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectuses and statement of additional information.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectuses or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2  The net asset value of a Class A or Class B2 Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3  The number of Class A and Class B2 Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A and Class B shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class (in the case of the Acquired Fund’s Class B, Class B2 of the Acquiring Fund) determined in accordance with section 2.2.

2.4  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be September 19, 2005, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  Scudder Investments Service Company (“SISC”) (or its designee), as transfer agent (or subtransfer agent) for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A and Class B Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A and Class B2 shares of the Acquiring Fund or Class A and Class B shares of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund’s Board members.

4.	Representations and Warranties

4.1  The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2004, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since December 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of SISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and the Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2004, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since December 31, 2004, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1  The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and the Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and the Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectuses, copies of which have been delivered to the Acquired Fund.

5.2  Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3  The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than November 1, 2005.

5.4  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Trust has been formed and is legally existing as a business trust;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the issuance of the Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5  The Acquiring Fund shall have adopted a new investment management fee schedule of 0.200% of average daily net assets for the first $1 billion in assets, 0.175% of average daily net assets for the next $1 billion in assets and 0.150% of average daily net assets exceeding $2 billion, and entered into an expense cap agreement with DeAM, Inc. limiting the expenses of the Class A and Class B2 shares of the Acquiring Fund to 0.28% and 0.63%, respectively, excluding certain expenses, for the period commencing September 19, 2005 and ending April 30, 2009, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3  The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Trust has been formed and is an existing business trust;

(b)  the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 4.1 of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5  The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of Acquired Fund liabilities by the Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares received by the Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  DeAM, Inc., or its affiliates will bear all the expenses associated with the Reorganization, including any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before November 18, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., and Cathy G. O’Kelly, Esq., or to the Acquiring Fund, One South Street, Baltimore, Maryland 21202, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York, 10019, Attention: Burton M. Leibert, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER INVESTMENTS VIT FUNDS, on behalf of Scudder VIT Equity 500 Index Fund

Secretary	By: Its:

Attest:	SCUDDER VARIABLE SERIES II, on behalf of SVS Index 500 Portfolio

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO

DEUTSCHE ASSET MANAGEMENT, INC.

By: Its:

Scudder Investments

222 South Riverside Plaza

Chicago, Illinois 60606

(312) 537-7000

For more information please call your Fund’s information agent,

Computershare Fund Services, at 1-(877)-288-6285.

WAVE V-VA.INDEX500

IND_15396

IND_15396_INS

STATEMENT OF ADDITIONAL INFORMATION

One South Street

Baltimore, MD 21202

1-410-895-5000

RELATING TO THE ACQUISITION BY SCUDDER INVESTMENTS VIT FUNDS - SCUDDER VIT EQUITY 500 INDEX FUND (THE “ACQUIRING FUND”)

OF THE ASSETS OF SCUDDER VARIABLE SERIES II - SVS INDEX 500 PORTFOLIO (THE “ACQUIRED FUND”)

Dated: August 1, 2005

This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, consists of this cover page and the following described documents, each of which is incorporated by reference into this Statement of Additional Information.

(i) Class A and Class B2 Statement of Additional Information for the Acquiring Fund, dated May 1, 2005, as amended July 22, 2005.

(ii) Annual Report of the Acquiring Fund for the year ended December 31, 2004.

(iii) Unaudited pro forma financial statements.

The unaudited pro forma financial statements are intended to present the financial condition and related results of operations of the Acquiring Fund and the Acquired Fund as if the merger had been consummated on December 31, 2004, unless otherwise noted.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated August 1, 2005, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with, and is hereby incorporated by reference into, the Prospectus/Proxy Statement.

Pro Forma

Portfolio of Investments

as of December 31, 2004

(UNAUDITED)

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Common Stocks 98.6%
Consumer Discretionary 11.6%
Auto Components 0.2%
Cooper Tire & Rubber Co.	2,449	7,200	9,649	52,776	155,160	207,936
Dana Corp.	5,357	10,685	16,042	92,837	185,171	278,008
Delphi Corp.	18,383	35,973	54,356	165,815	324,476	490,291
Goodyear Tire & Rubber Co.	6,957	14,700	21,657	101,989	215,502	317,491
Johnson Controls, Inc.	6,906	14,000	20,906	438,117	888,160	1,326,277
Visteon Corp.	3,894	12,636	16,530	38,044	123,454	161,498

				889,578	1,891,923	2,781,501

Automobiles 0.6%
Ford Motor Co.	64,203	138,902	203,105	939,932	2,033,525	2,973,457
General Motors Corp.	19,491	40,230	59,721	780,810	1,611,614	2,392,424
Harley-Davidson, Inc.	10,535	21,700	32,235	640,001	1,318,275	1,958,276

				2,360,743	4,963,414	7,324,157

Distributors 0.1%
Genuine Parts Co.	5,509	11,200	16,709	242,727	493,472	736,199
Hotels Restaurants & Leisure 1.6%
Carnival Corp.	22,491	47,000	69,491	1,296,156	2,708,610	4,004,766
Darden Restaurants, Inc.	5,275	11,050	16,325	146,328	306,527	452,855
Harrah’s Entertainment, Inc.	4,319	9,100	13,419	288,898	608,699	897,597
Hilton Hotels Corp.	13,040	27,700	40,740	296,530	629,898	926,428
International Game Technology	11,497	24,168	35,665	395,267	830,896	1,226,163
Marriott International, Inc. “A”	7,817	17,500	25,317	492,315	1,102,150	1,594,465
McDonald’s Corp.	44,906	92,400	137,306	1,439,686	2,962,344	4,402,030
Starbucks Corp.	14,333	30,100	44,433	893,806	1,877,036	2,770,842
Starwood Hotels & Resorts Worldwide, Inc.	6,846	14,232	21,078	399,806	831,149	1,230,955
Wendy’s International, Inc.	3,611	9,800	13,411	141,768	384,748	526,516
YUM! Brands, Inc.	9,849	20,300	30,149	464,676	957,754	1,422,430

				6,255,236	13,199,811	19,455,047

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Household Durables 0.5%
Black & Decker Corp.	2,694	5,400	8,094	237,961	476,982	714,943
Centex Corp.	4,056	9,000	13,056	241,656	536,220	777,876
Fortune Brands, Inc.	5,187	10,900	16,087	400,333	841,262	1,241,595
KB Home	1,769	3,900	5,669	184,684	407,160	591,844
Leggett & Platt, Inc.	6,357	12,700	19,057	180,729	361,061	541,790
Maytag Corp.	3,229	6,700	9,929	68,132	141,370	209,502
Newell Rubbermaid, Inc.	9,046	17,524	26,570	218,823	423,906	642,729
Pulte Homes, Inc.	4,196	8,800	12,996	267,705	561,440	829,145
Snap-on, Inc.	1,893	3,400	5,293	65,043	116,824	181,867
The Stanley Works	2,719	7,100	9,819	133,204	347,829	481,033
Whirlpool Corp.	2,314	4,900	7,214	160,152	339,129	499,281

				2,158,422	4,553,183	6,711,605

Internet & Catalog Retail 0.7%
eBay, Inc.	23,235	48,581	71,816	2,701,766	5,648,999	8,350,765
Leisure Equipment & Products 0.2%
Brunswick Corp.	3,575	7,500	11,075	176,962	371,250	548,212
Eastman Kodak Co.	10,459	20,100	30,559	337,303	648,225	985,528
Hasbro, Inc.	5,527	14,359	19,886	107,113	278,277	385,390
Mattel, Inc.	14,553	30,200	44,753	283,638	588,598	872,236

				905,016	1,886,350	2,791,366

Media 3.9%
Clear Channel Communications, Inc.	20,659	41,834	62,493	691,870	1,401,021	2,092,891
Comcast Corp. “A”	77,777	165,986	243,763	2,588,419	5,524,014	8,112,433
Dow Jones & Co., Inc.	2,720	4,700	7,420	117,123	202,382	319,505
Gannett Co., Inc.	8,946	20,300	29,246	730,888	1,658,510	2,389,398
Interpublic Group of Companies, Inc.	13,697	28,800	42,497	183,540	385,920	569,460
Knight-Ridder, Inc.	3,034	6,400	9,434	203,096	428,416	631,512
McGraw-Hill Companies, Inc.	6,869	14,800	21,669	628,788	1,354,792	1,983,580
Meredith Corp.	1,700	2,900	4,600	92,140	157,180	249,320
New York Times Co. “A”	4,882	9,500	14,382	199,186	387,600	586,786
News Corp. “A”	91,400	192,600	284,000	1,705,524	3,593,916	5,299,440
Omnicom Group, Inc.	6,782	13,700	20,482	571,858	1,155,184	1,727,042
Time Warner, Inc.	159,460	335,048	494,508	3,099,902	6,513,333	9,613,235
Tribune Co.	10,806	24,425	35,231	455,365	1,029,270	1,484,635
Univision Communications, Inc. “A”	11,205	23,900	35,105	327,970	699,553	1,027,523
Viacom, Inc. “B”	59,709	125,825	185,534	2,172,810	4,578,772	6,751,582
Walt Disney Co.	70,937	150,400	221,337	1,972,049	4,181,120	6,153,169

				15,740,528	33,250,983	48,991,511

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Multiline Retail 1.1%
Big Lots, Inc.	3,692	6,800	10,492	44,784	82,484	127,268
Dillard’s, Inc. “A”	3,351	7,100	10,451	90,041	190,777	280,818
Dollar General Corp.	12,247	24,847	37,094	254,370	516,072	770,442
Family Dollar Stores, Inc.	5,679	13,726	19,405	177,355	428,663	606,018
Federated Department Stores, Inc.	6,209	12,200	18,409	358,818	705,038	1,063,856
J.C. Penny Co., Inc.	9,683	19,900	29,583	400,876	823,860	1,224,736
Kohl’s Corp.	11,781	24,600	36,381	579,272	1,209,582	1,788,854
May Department Stores Co.	10,737	22,850	33,587	315,668	671,790	987,458
Nordstrom, Inc.	4,524	10,800	15,324	211,407	504,684	716,091
Sears, Roebuck & Co.	7,001	14,700	21,701	357,261	750,141	1,107,402
Target Corp.	31,811	66,400	98,211	1,651,945	3,448,152	5,100,097

				4,441,797	9,331,243	13,773,040

Specialty Retail 2.2%
AutoNation, Inc.	8,500	18,200	26,700	163,285	349,622	512,907
AutoZone, Inc.	2,742	5,500	8,242	250,372	502,205	752,577
Bed Bath & Beyond, Inc.	10,776	23,300	34,076	429,208	928,039	1,357,247
Best Buy Co., Inc.	10,997	23,350	34,347	653,442	1,387,457	2,040,899
Circuit City Stores, Inc.	7,630	16,000	23,630	119,333	250,240	369,573
Home Depot, Inc.	76,433	160,800	237,233	3,266,746	6,872,592	10,139,338
Limited Brands	14,021	31,676	45,697	322,763	729,182	1,051,945
Lowe’s Companies, Inc.	27,536	12,800	40,336	1,585,798	899,840	2,485,638
Office Depot, Inc.	9,903	24,800	34,703	171,916	430,528	602,444
OfficeMax, Inc.	3,441	8,200	11,641	107,979	257,316	365,295
RadioShack Corp.	5,270	12,900	18,170	173,278	424,152	597,430
Sherwin-Williams Co.	4,770	10,300	15,070	212,885	459,689	672,574
Staples, Inc.	18,026	38,350	56,376	607,657	1,292,779	1,900,436
The Gap, Inc.	30,825	65,625	96,450	651,024	1,386,000	2,037,024
Tiffany & Co.	4,600	9,500	14,100	147,062	303,715	450,777
TJX Companies, Inc.	17,493	34,400	51,893	439,599	864,472	1,304,071
Toys “R” Us, Inc.	8,117	17,500	25,617	166,155	358,225	524,380

				9,468,502	17,696,053	27,164,555

Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.	6,500	13,200	19,700	366,600	744,480	1,111,080
Jones Apparel Group, Inc.	4,166	7,897	12,063	152,351	288,793	441,144
Liz Claiborne, Inc.	3,766	7,400	11,166	158,963	312,354	471,317
NIKE, Inc. “B”	9,063	20,000	29,063	821,923	1,813,800	2,635,723
Reebok International Ltd.	2,518	5,300	7,818	110,792	233,200	343,992
VF Corp.	4,121	7,900	12,021	228,221	437,502	665,723

				1,838,850	3,830,129	5,668,979

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Consumer Staples 10.4%
Beverages 2.2%
Adolph Coors Co. “B”	1,535	3,200	4,735	116,153	242,144	358,297
Anheuser-Busch Companies, Inc.	28,190	59,400	87,590	1,430,079	3,013,362	4,443,441
Brown-Forman Corp. “B”	3,780	7,400	11,180	184,010	360,232	544,242
Coca-Cola Co.	84,204	176,800	261,004	3,505,413	7,360,184	10,865,597
Coca-Cola Enterprises, Inc.	16,834	36,100	52,934	350,989	752,685	1,103,674
Pepsi Bottling Group, Inc.	9,100	16,592	25,692	246,064	448,648	694,712
PepsiCo, Inc.	59,478	124,560	184,038	3,104,752	6,502,032	9,606,784

				8,937,460	18,679,287	27,616,747

Food & Staples Retailing 3.2%
Albertsons, Inc.	12,891	27,142	40,033	307,837	648,151	955,988
Costco Wholesale Corp.	16,694	35,400	52,094	808,157	1,713,714	2,521,871
CVS Corp.	14,096	28,300	42,396	635,307	1,275,481	1,910,788
Kroger Co.	26,149	54,700	80,849	458,653	959,438	1,418,091
Safeway, Inc.	14,637	30,600	45,237	288,934	604,044	892,978
SUPERVALU, Inc.	4,270	8,200	12,470	147,400	283,064	430,464
Sysco Corp.	22,826	48,500	71,326	871,268	1,851,245	2,722,513
Wal-Mart Stores, Inc.	147,874	311,100	458,974	7,810,705	16,432,302	24,243,007
Walgreen Co.	35,891	76,400	112,291	1,377,138	2,931,468	4,308,606

				12,705,399	26,698,907	39,404,306

Food Products 1.3%
Archer-Daniels-Midland Co.	23,716	50,575	74,291	529,104	1,128,328	1,657,432
Campbell Soup Co.	13,499	28,000	41,499	403,485	836,920	1,240,405
ConAgra Foods, Inc.	17,361	39,900	57,261	511,282	1,175,055	1,686,337
General Mills, Inc.	13,616	29,064	42,680	676,851	1,444,771	2,121,622
H.J. Heinz Co.	12,190	26,200	38,390	475,288	1,021,538	1,496,826
Hershey Foods Corp.	8,478	17,600	26,078	470,868	977,504	1,448,372
Kellogg Co.	15,093	3,100	18,193	674,054	1,384,460	2,058,514
McCormick & Co, Inc.	4,500	8,400	12,900	173,700	324,240	497,940
Sara Lee Corp.	28,428	61,200	89,628	686,252	1,477,368	2,163,620
William Wrigley Jr. Co.	7,470	16,700	24,170	516,849	1,155,473	1,672,322

				5,117,733	10,925,657	16,043,390

Household Products 1.8%
Clorox Co.	5,230	12,400	17,630	308,204	730,732	1,038,936
Colgate-Palmolive Co.	18,820	40,200	59,020	962,831	2,056,632	3,019,463
Kimberly-Clark Corp.	17,669	37,000	54,669	1,162,797	2,434,970	3,597,767
Procter & Gamble Co.	88,342	185,727	274,069	4,865,877	10,229,843	15,095,720

				7,299,709	15,452,177	22,751,886

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Personal Products 0.6%
Alberto-Culver Co. “B”	3,050	5,500	8,550	148,139	267,135	415,274
Avon Products, Inc.	15,982	33,600	49,582	618,503	1,300,320	1,918,823
Gillette Co.	35,192	74,200	109,392	1,575,898	3,322,676	4,898,574

				2,342,540	4,890,131	7,232,671

Tobacco 1.3%
Altria Group, Inc.	71,547	150,700	222,247	4,371,522	9,207,770	13,579,292
Reynolds American, Inc.	5,245	10,800	16,045	412,257	848,880	1,261,137
UST, Inc.	6,211	13,400	19,611	298,811	644,674	943,485

				5,082,590	10,701,324	15,783,914

Energy 7.1%
Energy Equipment & Services 1.0%
Baker Hughes, Inc.	12,449	26,640	39,089	531,199	1,136,729	1,667,928
BJ Services Co.	6,069	1,300	7,369	282,451	605,020	887,471
Halliburton Co.	15,007	31,300	46,307	588,875	1,228,212	1,817,087
Nabors Industries Ltd.	4,998	10,094	15,092	256,347	517,721	774,068
Noble Corp.	4,440	11,200	15,640	220,846	557,088	777,934
Rowan Companies, Inc.	4,409	9,600	14,009	114,193	248,640	362,833
Schlumberger Ltd.	20,544	42,700	63,244	1,375,421	2,858,765	4,234,186
Transocean, Inc.	11,124	22,520	33,644	471,546	954,623	1,426,169

				3,840,878	8,106,798	11,947,676

Oil & Gas 6.1%
Amerada Hess Corp.	2,950	6,300	9,250	243,021	518,994	762,015
Anadarko Petroleum Corp.	8,327	17,121	25,448	539,673	1,109,612	1,649,285
Apache Corp.	10,997	24,312	35,309	556,118	1,229,458	1,785,576
Ashland, Inc.	2,315	6,100	8,415	135,150	356,118	491,268
Burlington Resources, Inc.	14,196	30,200	44,396	617,526	1,313,700	1,931,226
ChevronTexaco Corp.	73,802	154,866	228,668	3,875,343	8,132,014	12,007,357
ConocoPhillips	24,347	51,544	75,891	2,114,050	4,475,566	6,589,616
Devon Energy Corp.	17,572	37,400	54,972	683,902	1,455,608	2,139,510
El Paso Corp.	21,441	44,186	65,627	222,987	459,534	682,521
EOG Resources, Inc.	3,939	8,000	11,939	281,087	570,880	851,967
ExxonMobil Corp.	225,486	474,517	700,003	11,558,412	24,323,741	35,882,153
Kerr-McGee Corp.	4,970	10,136	15,106	287,216	585,759	872,975
Kinder Morgan, Inc.	4,064	10,100	14,164	297,200	738,613	1,035,813
Marathon Oil Corp.	12,523	2,600	15,123	470,990	977,860	1,448,850
Occidental Petroleum Corp.	14,311	30,600	44,911	835,190	1,785,816	2,621,006
Sunoco, Inc.	2,808	6,100	8,908	229,442	498,431	727,873
Unocal Corp.	9,808	20,800	30,608	424,098	899,392	1,323,490
Valero Energy Corp.	8,600	18,400	27,000	390,440	835,360	1,225,800
Williams Companies, Inc.	20,143	43,123	63,266	328,130	702,474	1,030,604
XTO Energy, Inc.	9,100	19,200	28,300	321,958	679,296	1,001,254

				24,411,933	51,648,226	76,060,159

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Financials 20.6%
Banks 6.5%
AmSouth Bancorp.	11,645	23,100	34,745	301,605	598,290	899,895
Bank of America Corp.	140,908	296,310	437,218	6,621,267	13,923,607	20,544,874
BB&T Corp.	18,759	40,900	59,659	788,816	1,719,845	2,508,661
Comerica, Inc.	6,346	13,400	19,746	387,233	817,668	1,204,901
Compass Bancshares, Inc.	3,700	7,400	11,100	180,079	360,158	540,237
Fifth Third Bancorp.	20,291	42,692	62,983	959,358	2,018,478	2,977,836
First Horizon National Corp.	4,143	10,500	14,643	178,605	452,655	631,260
Golden West Financial Corp.	10,906	22,600	33,506	669,847	1,388,092	2,057,939
Huntington Bancshares, Inc.	9,010	15,650	24,660	223,268	387,807	611,075
KeyCorp.	14,818	30,800	45,618	502,330	1,044,120	1,546,450
M&T Bank Corp.	3,897	8,500	12,397	420,252	916,640	1,336,892
Marshall & Ilsley Corp.	7,300	14,500	21,800	322,660	640,900	963,560
National City Corp.	24,503	52,300	76,803	920,088	1,963,865	2,883,953
North Fork Bancorp., Inc.	16,200	33,150	49,350	467,370	956,377	1,423,747
PNC Financial Services Group	10,280	22,000	32,280	590,483	1,263,680	1,854,163
Regions Financial Corp.	15,287	31,926	47,213	544,064	1,136,246	1,680,310
Sovereign Bancorp, Inc.	10,967	26,651	37,618	247,306	600,980	848,286
SunTrust Banks, Inc.	13,349	28,500	41,849	986,224	2,105,580	3,091,804
Synovus Financial Corp.	10,082	20,150	30,232	288,144	575,887	864,031
US Bancorp.	66,411	140,470	206,881	2,079,992	4,399,520	6,479,512
Wachovia Corp.	56,560	119,821	176,381	2,975,056	6,302,585	9,277,641
Washington Mutual, Inc.	30,177	62,448	92,625	1,275,884	2,640,301	3,916,185
Wells Fargo & Co.	58,813	126,200	185,013	3,655,228	7,843,330	11,498,558
Zions Bancorp.	3,565	7,700	11,265	242,527	523,831	766,358

				25,827,686	54,580,442	80,408,128

Capital Markets 2.8%
Bank of New York Co., Inc.	28,087	59,900	87,987	938,668	2,001,858	2,940,526
Bear Stearns Companies, Inc.	3,400	7,072	10,472	347,854	723,536	1,071,390
Charles Schwab Corp.	48,497	103,100	151,597	580,024	1,233,076	1,813,100
E*TRADE Financial Corp.	12,000	29,300	41,300	179,400	438,035	617,435
Federated Investors, Inc. “B”	3,500	6,400	9,900	106,400	194,560	300,960
Franklin Resources, Inc.	9,012	19,400	28,412	627,686	1,351,210	1,978,896
Goldman Sachs Group, Inc.	16,795	35,400	52,195	1,747,352	3,683,016	5,430,368
Janus Capital Group, Inc.	7,856	14,800	22,656	132,059	248,788	380,847
Lehman Brothers Holdings, Inc.	9,383	19,122	28,505	820,825	1,672,793	2,493,618
Mellon Financial Corp.	15,773	28,600	44,373	490,698	889,746	1,380,444
Merrill Lynch & Co., Inc.	32,662	69,900	102,562	1,952,208	4,177,923	6,130,131
Morgan Stanley	38,802	8,200	47,002	2,154,287	4,552,640	6,706,927
Northern Trust Corp.	7,049	14,300	21,349	342,440	694,694	1,037,134
State Street Corp.	12,153	26,000	38,153	596,955	1,277,120	1,874,075
T. Rowe Price Group, Inc.	4,731	10,600	15,331	294,268	659,320	953,588

				11,311,124	23,798,315	35,109,439

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Consumer Finance 1.4%
American Express Co.	44,623	92,000	136,623	2,515,399	5,186,040	7,701,439
Capital One Financial Corp.	8,273	17,300	25,573	696,669	1,456,833	2,153,502
MBNA Corp.	45,213	95,940	141,153	1,274,554	2,704,549	3,979,103
Providian Financial Corp.	9,714	19,000	28,714	159,990	312,930	472,920
SLM Corp.	15,425	32,700	48,125	823,541	1,745,853	2,569,394

				5,470,153	11,406,205	16,876,358

Diversified Financial Services 5.0%
CIT Group, Inc.	7,300	14,900	22,200	334,486	682,718	1,017,204
Citigroup, Inc.	181,277	381,274	562,551	8,733,926	18,369,781	27,103,707
Countrywide Financial Corp.	19,948	41,598	61,546	738,275	1,539,542	2,277,817
Fannie Mae	33,718	71,700	105,418	2,401,059	5,105,757	7,506,816
Freddie Mac	24,487	51,800	76,287	1,804,692	3,817,660	5,622,352
JPMorgan Chase & Co.	124,058	260,844	384,902	4,839,503	10,175,524	15,015,027
MGIC Investment Corp.	3,177	6,900	10,077	218,927	475,479	694,406
Moody’s Corp.	5,252	11,600	16,852	456,136	1,007,460	1,463,596
Principal Financial Group, Inc.	10,200	20,900	31,100	417,588	855,646	1,273,234

				19,944,592	42,029,567	61,974,159

Insurance 4.4%
ACE Ltd.	9,500	21,800	31,300	406,125	931,950	1,338,075
AFLAC, Inc.	17,900	37,400	55,300	713,136	1,490,016	2,203,152
Allstate Corp.	24,749	52,200	76,949	1,280,018	2,699,784	3,979,802
Ambac Financial Group, Inc.	3,586	8,250	11,836	294,518	677,572	972,090
American International Group, Inc.	90,855	191,189	282,044	5,966,448	12,555,382	18,521,830
Aon Corp.	10,283	25,100	35,383	245,352	598,886	844,238
Chubb Corp.	6,864	14,500	21,364	527,842	1,115,050	1,642,892
Cincinnati Financial Corp.	5,335	10,665	16,000	236,127	472,033	708,160
Hartford Financial Services Group, Inc.	10,388	21,051	31,439	719,992	1,459,045	2,179,037
Jefferson-Pilot Corp.	5,273	9,300	14,573	273,985	483,228	757,213
Lincoln National Corp.	6,146	13,600	19,746	286,895	634,848	921,743
Loews Corp.	6,730	56,700	63,430	473,119	3,265,353	3,738,472
Marsh & McLennan Companies, Inc.	18,571	39,900	58,471	610,986	1,312,710	1,923,696
MBIA, Inc.	5,264	11,300	16,564	333,106	715,064	1,048,170
MetLife, Inc.	26,745	56,100	82,845	1,083,440	2,272,611	3,356,051
Progressive Corp.	7,026	15,100	22,126	596,086	1,281,084	1,877,170
Prudential Financial, Inc.	18,490	39,200	57,690	1,016,210	2,154,432	3,170,642
Safeco Corp.	4,843	10,600	15,443	252,998	553,744	806,742
St. Paul Travelers Companies, Inc.	23,271	47,756	71,027	862,656	1,770,315	2,632,971
Torchmark Corp.	3,589	7,500	11,089	205,076	428,550	633,626
UnumProvident Corp.	9,316	24,649	33,965	167,129	442,203	609,332
XL Capital Ltd. “A”	4,841	9,400	14,241	375,904	729,910	1,105,814

				16,927,148	38,043,770	54,970,918

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Real Estate 0.5%
Apartment Investment & Management Co. “A” (REIT)	3,900	7,100	11,000	150,306	273,634	423,940
Archstone-Smith Trust (REIT)	6,100	12,700	18,800	233,630	486,410	720,040
Equity Office Properties Trust (REIT)	15,129	32,000	47,129	440,556	931,840	1,372,396
Equity Residential (REIT)	9,300	23,100	32,400	336,474	835,758	1,172,232
Plum Creek Timber Co., Inc. (REIT)	5,800	11,700	17,500	222,952	449,748	672,700
ProLogis (REIT)	5,700	11,800	17,500	246,981	511,294	758,275
Simon Property Group, Inc. (REIT)	8,168	17,400	25,568	528,225	1,125,258	1,653,483

				2,159,124	4,613,942	6,773,066

Health Care 12.5%
Biotechnology 1.3%
Amgen, Inc.	44,201	93,208	137,409	2,835,494	5,979,293	8,814,787
Applera Corp. - Applied Biosystems Group	6,641	13,300	19,941	138,864	278,103	416,967
Biogen Idec, Inc.	11,807	24,590	36,397	786,464	1,637,940	2,424,404
Chiron Corp.	6,860	14,900	21,760	228,644	496,617	725,261
Genzyme Corp.	8,047	17,700	25,747	467,289	1,027,839	1,495,128
Gilead Sciences, Inc.	14,784	30,908	45,692	517,292	1,081,471	1,598,763
MedImmune, Inc.	9,045	19,400	28,445	245,210	525,934	771,144

				5,219,257	11,027,197	16,246,454

Health Care Equipment & Supplies 2.2%
Bausch & Lomb, Inc.	1,782	4,600	6,382	114,868	296,516	411,384
Baxter International, Inc.	21,651	47,200	68,851	747,826	1,630,288	2,378,114
Becton, Dickinson & Co.	9,288	19,800	29,088	527,558	1,124,640	1,652,198
Biomet, Inc.	9,153	19,825	28,978	397,149	860,207	1,257,356
Boston Scientific Corp.	29,616	63,400	93,016	1,052,849	2,253,870	3,306,719
C.R. Bard, Inc.	3,416	6,900	10,316	218,556	441,462	660,018
Fisher Scientific International, Inc.	4,100	8,600	12,700	255,758	536,468	792,226
Guidant Corp.	10,934	22,900	33,834	788,341	1,651,090	2,439,431
Hospira, Inc.	5,139	10,380	15,519	172,157	347,730	519,887
Medtronic, Inc.	42,320	89,200	131,520	2,102,034	4,430,564	6,532,598
Millipore Corp.	1,631	2,800	4,431	81,240	139,468	220,708
PerkinElmer, Inc.	4,220	7,700	11,920	94,908	173,173	268,081
St. Jude Medical, Inc.	12,124	25,244	37,368	508,359	1,058,481	1,566,840
Stryker Corp.	14,456	30,702	45,158	697,502	1,481,372	2,178,874
Thermo Electron Corp.	6,105	10,400	16,505	184,310	313,976	498,286
Waters Corp.	3,900	8,200	12,100	182,481	383,678	566,159
Zimmer Holdings, Inc.	8,644	18,264	26,908	692,557	1,463,312	2,155,869

				8,818,453	18,586,295	27,404,748

Health Care Providers & Services 2.2%
Aetna, Inc.	5,150	10,800	15,950	642,463	1,347,300	1,989,763
AmerisourceBergen Corp.	3,744	7,384	11,128	219,698	433,293	652,991
Cardinal Health, Inc.	14,969	31,149	46,118	870,447	1,811,314	2,681,761
Caremark Rx, Inc.	15,843	32,800	48,643	624,689	1,293,304	1,917,993
CIGNA Corp.	4,645	9,400	14,045	378,893	766,758	1,145,651
Express Scripts, Inc.	2,905	6,300	9,205	222,058	481,572	703,630

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
HCA, Inc.	14,547	30,700	45,247	581,298	1,226,772	1,808,070
Health Management Associates, Inc. “A”	9,079	19,700	28,779	206,275	447,584	653,859
Humana, Inc.	6,142	12,800	18,942	182,356	380,032	562,388
IMS Health, Inc.	7,716	15,400	23,116	179,088	357,434	536,522
Laboratory Corp. of America Holdings	4,800	10,100	14,900	239,136	503,182	742,318
Manor Care, Inc.	2,838	7,500	10,338	100,550	265,725	366,275
McKesson Corp.	9,678	20,525	30,203	304,470	645,716	950,186
Medco Health Solutions, Inc.	9,925	19,166	29,091	412,880	797,306	1,210,186
Quest Diagnostics, Inc.	3,391	7,522	10,913	324,010	718,727	1,042,737
Tenet Healthcare Corp.	15,222	30,650	45,872	167,138	336,537	503,675
UnitedHealth Group, Inc.	22,896	48,400	71,296	2,015,535	4,260,652	6,276,187
WellPoint, Inc.	10,328	21,364	31,692	1,187,720	2,456,860	3,644,580

				8,858,704	18,530,068	27,388,772

Pharmaceuticals 6.8%
Abbott Laboratories	54,995	116,400	171,395	2,565,517	5,430,060	7,995,577
Allergan, Inc.	4,736	9,200	13,936	383,948	745,844	1,129,792
Bristol-Myers Squibb Co.	69,041	146,246	215,287	1,768,830	3,746,823	5,515,653
Eli Lilly & Co.	39,275	84,400	123,675	2,228,856	4,789,700	7,018,556
Forest Laboratories, Inc.	12,540	26,500	39,040	562,544	1,188,790	1,751,334
Johnson & Johnson	103,606	217,818	321,424	6,570,693	13,814,018	20,384,711
King Pharmaceuticals, Inc.	8,965	16,321	25,286	111,166	202,380	313,546
Merck & Co., Inc.	77,275	162,462	239,737	2,483,618	5,221,529	7,705,147
Mylan Laboratories, Inc.	9,800	20,300	30,100	173,264	358,904	532,168
Pfizer, Inc.	263,128	553,843	816,971	7,075,512	14,892,838	21,968,350
Schering-Plough Corp.	51,983	109,300	161,283	1,085,405	2,282,184	3,367,589
Watson Pharmaceuticals, Inc.	4,059	8,400	12,459	133,176	275,604	408,780
Wyeth	46,568	99,700	146,268	1,983,331	4,246,223	6,229,554

				27,125,860	57,194,897	84,320,757

Industrials 11.5%
Aerospace & Defense 2.0%
Boeing Co.	29,760	63,100	92,860	1,540,675	3,266,687	4,807,362
General Dynamics Corp.	6,876	15,000	21,876	719,230	1,569,000	2,288,230
Goodrich Corp.	3,932	7,200	11,132	128,340	235,008	363,348
Honeywell International, Inc.	30,103	64,975	95,078	1,065,947	2,300,765	3,366,712
L-3 Communications Holdings, Inc.	3,700	7,800	11,500	270,988	571,272	842,260
Lockheed Martin Corp.	15,622	34,000	49,622	867,802	1,888,700	2,756,502
Northrop Grumman Corp.	12,818	25,942	38,760	696,786	1,410,207	2,106,993
Raytheon Co.	16,426	34,100	50,526	637,822	1,324,103	1,961,925
Rockwell Collins, Inc.	5,856	11,700	17,556	230,961	461,448	692,409
United Technologies Corp.	18,219	37,800	56,019	1,882,934	3,906,630	5,789,564

				8,041,485	16,933,820	24,975,305

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Air Freight & Logistics 1.1%
FedEx Corp.	10,265	21,860	32,125	1,011,000	2,152,991	3,163,991
Ryder System, Inc.	2,652	4,200	6,852	126,686	200,634	327,320
United Parcel Service, Inc. “B”	39,411	83,472	122,883	3,368,064	7,133,517	10,501,581

				4,505,750	9,487,142	13,992,892

Airlines 0.1%
Delta Air Lines, Inc.	5,870	9,500	15,370	43,908	71,060	114,968
Southwest Airlines Co.	27,247	57,525	84,772	443,581	936,507	1,380,088

				487,489	1,007,567	1,495,056

Building Products 0.2%
American Standard Companies, Inc.	7,289	16,900	24,189	301,181	698,308	999,489
Masco Corp.	16,216	34,700	50,916	592,371	1,267,591	1,859,962

				893,552	1,965,899	2,859,451

Commercial Services & Supplies 1.0%
Allied Waste Industries, Inc.	11,039	19,600	30,639	102,442	181,888	284,330
Apollo Group, Inc. “A”*	6,611	14,163	20,774	533,574	1,143,096	1,676,670
Avery Dennison Corp.	3,615	7,500	11,115	216,792	449,775	666,567
Cendant Corp.	37,581	76,493	114,074	878,644	1,788,406	2,667,050
Cintas Corp.	5,764	13,500	19,264	252,809	592,110	844,919
Equifax, Inc.	4,524	8,200	12,724	127,124	230,420	357,544
H&R Block, Inc.	5,778	13,000	18,778	283,122	637,000	920,122
Monster Worldwide, Inc.	4,533	9,519	14,052	152,490	320,219	472,709
Pitney Bowes, Inc.	7,591	15,500	23,091	351,311	717,340	1,068,651
R.R. Donnelley & Sons Co.	7,164	14,300	21,464	252,818	504,647	757,465
Robert Half International, Inc.	5,600	12,000	17,600	164,808	353,160	517,968
Waste Management, Inc.	20,485	42,197	62,682	613,321	1,263,378	1,876,699

				3,929,255	8,181,439	12,110,694

Construction & Engineering 0.0%
Fluor Corp.	2,725	7,000	9,725	148,540	381,570	530,110
Electrical Equipment 0.4%
American Power Conversion Corp.	7,514	15,700	23,214	160,800	335,980	496,780
Cooper Industries, Ltd. “A”	3,051	6,300	9,351	207,132	427,707	634,839
Emerson Electric Co.	14,963	31,300	46,263	1,048,906	2,194,130	3,243,036
Power-One, Inc.	2,782	5,600	8,382	24,816	49,952	74,768
Rockwell Automation, Inc.	6,108	13,800	19,908	302,651	683,790	986,441

				1,744,305	3,691,559	5,435,864

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Industrial Conglomerates 4.7%
3M Co.	26,986	57,000	83,986	2,214,741	4,677,990	6,892,731
General Electric Co.	369,601	778,100	1,147,701	13,490,436	28,400,650	41,891,086
Textron, Inc.	4,982	9,600	14,582	367,672	708,480	1,076,152
Tyco International Ltd.	69,934	146,906	216,840	2,499,441	5,250,420	7,749,861

				18,572,290	39,037,540	57,609,830

Machinery 1.5%
Caterpillar, Inc.	11,950	25,000	36,950	1,165,244	2,437,750	3,602,994
Cummins, Inc.	1,702	3,600	5,302	142,611	301,644	444,255
Danaher Corp.	10,646	23,200	33,846	611,187	1,331,912	1,943,099
Deere & Co.	8,750	18,300	27,050	651,000	1,361,520	2,012,520
Dover Corp.	7,035	15,700	22,735	295,048	658,458	953,506
Eaton Corp.	5,542	10,200	15,742	401,019	738,072	1,139,091
Illinois Tool Works, Inc.	10,677	22,800	33,477	989,544	2,113,104	3,102,648
Ingersoll-Rand Co. “A”	6,335	13,300	19,635	508,700	1,067,990	1,576,690
ITT Industries, Inc.	3,473	7,200	10,673	293,295	608,040	901,335
Navistar International Corp.	2,271	6,100	8,371	99,879	268,278	368,157
PACCAR, Inc.	6,386	13,525	19,911	513,945	1,088,492	1,602,437
Pall Corp.	3,953	7,100	11,053	114,439	205,545	319,984
Parker-Hannifin Corp.	4,098	9,500	13,598	310,383	719,530	1,029,913

				6,096,294	12,900,335	18,996,629

Road & Rail 0.5%
Burlington Northern Santa Fe Corp.	13,515	28,500	42,015	639,395	1,348,335	1,987,730
CSX Corp.	7,001	14,500	21,501	280,600	581,160	861,760
Norfolk Southern Corp.	13,585	30,500	44,085	491,641	1,103,795	1,595,436
Union Pacific Corp.	8,957	18,300	27,257	602,358	1,230,675	1,833,033

				2,013,994	4,263,965	6,277,959

Trading Companies & Distributors 0.1%
W.W. Grainger, Inc.	2,974	5,700	8,674	198,128	379,734	577,862
Information Technology 15.7%
Communications Equipment 2.7%
ADC Telecommunications, Inc.	31,308	68,900	100,208	83,905	184,652	268,557
Andrew Corp.	6,180	13,400	19,580	84,233	182,642	266,875
Avaya, Inc.	15,715	34,300	50,015	270,298	592,196	862,494
CIENA Corp.	22,277	47,900	70,177	74,405	159,986	234,391
Cisco Systems, Inc.	230,632	488,500	719,132	4,451,198	9,428,050	13,879,248
Comverse Technologies, Inc.	7,308	15,698	23,006	178,681	383,816	562,497
Corning, Inc.	49,647	100,749	150,396	584,345	1,185,816	1,770,161
JDS Uniphase Corp.	52,034	114,755	166,789	164,948	363,773	528,721
Lucent Technologies, Inc.	157,488	333,960	491,448	592,155	1,255,690	1,847,845
Motorola, Inc.	84,565	177,481	262,046	1,454,518	3,052,673	4,507,191
QUALCOMM, Inc.	57,138	121,800	178,938	2,422,651	5,164,320	7,586,971
Scientific-Atlanta, Inc.	5,668	11,900	17,568	187,101	392,819	579,920
Tellabs, Inc.	17,477	35,100	52,577	150,127	301,509	451,636

				10,698,565	22,647,942	33,346,507

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Computers & Peripherals 3.9%
Apple Computer, Inc.	13,967	29,200	43,167	899,475	1,880,480	2,779,955
Dell, Inc.	87,046	184,200	271,246	3,668,118	7,762,188	11,430,306
EMC Corp.	85,224	176,600	261,824	1,267,281	2,626,042	3,893,323
Gateway, Inc.	11,777	23,300	35,077	70,780	140,033	210,813
Hewlett-Packard Co.	106,253	226,626	332,879	2,228,125	4,668,467	6,896,592
International Business Machines Corp.	58,035	122,155	180,190	5,721,090	12,042,040	17,763,130
Lexmark International, Inc. “A”*	4,536	9,000	13,536	385,560	765,000	1,150,560
NCR Corp	3,094	7,500	10,594	214,198	519,225	733,423
Network Appliance, Inc.	12,814	27,300	40,114	425,681	906,906	1,332,587
QLogic Corp.	3,509	7,300	10,809	128,886	268,129	397,015
Sun Microsystems, Inc.	119,166	254,400	373,566	641,113	1,368,672	2,009,785

				15,650,307	32,947,182	48,597,489

Electronic Equipment & Instruments 0.3%
Agilent Technologies, Inc.	17,471	34,718	52,189	421,051	836,704	1,257,755
Jabil Circuit, Inc.	6,581	13,300	19,881	168,342	340,214	508,556
Molex, Inc.	6,191	14,700	20,891	185,730	441,000	626,730
Sanmina-SCI Corp.	19,217	40,900	60,117	162,768	346,423	509,191
Solectron Corp.	31,507	66,900	98,407	167,932	356,577	524,509
Symbol Technologies, Inc.	7,650	15,550	23,200	132,345	269,015	401,360
Tektronix, Inc.	2,824	5,500	8,324	85,313	166,155	251,468

				1,323,481	2,756,088	4,079,569

Internet Software & Services 0.5%
Yahoo!, Inc.	48,444	102,300	150,744	1,825,370	3,854,664	5,680,034
IT Consulting & Services 1.1%
Affiliated Computer Services, Inc. “A”	4,500	8,800	13,300	270,855	529,672	800,527
Automatic Data Processing, Inc.	20,908	43,900	64,808	927,270	1,946,965	2,874,235
Computer Sciences Corp.	6,523	14,800	21,323	367,701	834,276	1,201,977
Convergys Corp.	4,747	9,700	14,447	71,158	145,403	216,561
Electronic Data Systems Corp.	17,253	36,200	53,453	398,544	836,220	1,234,764
First Data Corp.	29,635	62,519	92,154	1,260,673	2,659,558	3,920,231
Fiserv, Inc.	7,141	14,701	21,842	286,997	631,023	918,020
Paychex, Inc.	13,451	29,400	42,851	458,410	1,001,952	1,460,362
Sabre Holdings Corp.	4,362	8,290	12,652	96,662	183,706	280,368
SunGard Data Systems, Inc.	9,499	20,900	30,399	269,107	592,097	861,204
Unisys Corp.	10,880	21,300	32,180	110,758	216,834	327,592

				4,518,135	9,577,706	14,095,841

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Office Electronics 0.2%
Xerox Corp.	34,217	72,800	107,017	582,031	1,238,328	1,820,359
Semiconductors & Semiconductor Equipment 3.0%
Advanced Micro Devices, Inc.	13,913	28,800	42,713	306,364	634,176	940,540
Altera Corp.	13,465	28,400	41,865	278,726	587,880	866,606
Analog Devices, Inc.	12,662	26,700	39,362	467,481	985,764	1,453,245
Applied Materials, Inc.	58,625	122,900	181,525	1,002,488	2,101,590	3,104,078
Applied Micro Circuits Corp.	12,600	29,400	42,000	53,046	123,774	176,820
Broadcom Corp. “A”	11,277	24,456	35,733	364,022	757,160	1,121,182
Freescale Semiconductor, Inc. “B”	13,837	29,032	42,869	254,047	533,028	787,075
Intel Corp.	221,945	466,100	688,045	5,191,294	10,902,079	16,093,373
KLA-Tencor Corp.	7,086	15,000	22,086	330,066	698,700	1,028,766
Linear Technology Corp.	11,041	23,400	34,441	427,949	906,984	1,334,933
LSI Logic Corp.	12,513	32,300	44,813	68,571	177,004	245,575
Maxim Integrated Products, Inc.	11,147	23,000	34,147	472,521	974,970	1,447,491
Micron Technology, Inc.	20,014	42,439	62,453	247,173	524,122	771,295
National Semiconductor Corp.	12,434	25,000	37,434	223,190	448,750	671,940
Novellus Systems, Inc.	5,532	11,300	16,832	154,288	315,157	469,445
NVIDIA Corp.	6,307	13,500	19,807	148,593	318,060	466,653
PMC-Sierra, Inc.	6,855	15,024	21,879	77,119	169,020	246,139
Teradyne, Inc.	7,305	15,500	22,805	124,696	264,585	389,281
Texas Instruments, Inc.	59,957	125,791	185,748	1,476,141	3,096,974	4,573,115
Xilinx, Inc.	11,811	26,200	38,011	350,196	776,830	1,127,026

				12,017,971	25,296,607	37,314,578

Software 4.4%
Adobe Systems, Inc.	8,538	17,500	26,038	535,674	1,097,950	1,633,624
Autodesk, Inc.	8,248	17,800	26,048	313,012	675,510	988,522
BMC Software, Inc.	7,308	15,900	23,208	135,929	295,740	431,669
Citrix Systems, Inc.	6,498	13,300	19,798	159,396	326,249	485,645
Computer Associates International, Inc.	20,052	41,950	62,002	622,815	1,302,967	1,925,782
Compuware Corp.	12,246	31,600	43,846	79,232	204,452	283,684
Electronic Arts, Inc.	10,746	22,500	33,246	662,813	1,387,800	2,050,613
Intuit, Inc.	6,937	14,600	21,537	305,297	642,546	947,843
Mercury Interactive Corp.	3,183	7,000	10,183	144,986	318,850	463,836
Microsoft Corp.	380,162	800,400	1,180,562	10,154,127	21,378,684	31,532,811
Novell, Inc.	14,416	31,000	45,416	97,308	209,250	306,558
Oracle Corp.	178,469	376,800	555,269	2,448,595	5,169,696	7,618,291
Parametric Technology Corp.	7,591	15,000	22,591	44,711	88,350	133,061
Siebel Systems, Inc.	17,915	39,184	57,099	188,107	411,432	599,539
Symantec Corp.	21,574	45,600	67,174	555,746	1,174,656	1,730,402
VERITAS Software Corp.	14,686	31,436	46,122	419,285	897,498	1,316,783

				16,867,033	35,581,630	52,448,663

Materials 3.1%
Chemicals 1.7%
Air Products & Chemicals, Inc.	8,264	17,400	25,664	479,064	1,008,678	1,487,742
Dow Chemical Co.	33,595	70,316	103,911	1,663,289	3,481,345	5,144,634
E.I. du Pont de Nemours & Co.	35,350	73,845	109,195	1,733,918	3,622,097	5,356,015
Eastman Chemical Co.	2,537	6,400	8,937	146,461	369,472	515,933
Ecolab, Inc.	8,486	17,300	25,786	298,113	607,749	905,862

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Engelhard Corp.	4,300	8,500	12,800	131,881	260,695	392,576
Great Lakes Chemical Corp.	1,700	3,600	5,300	48,433	102,564	150,997
Hercules, Inc.	3,707	6,400	10,107	55,049	95,040	150,089
International Flavors & Fragrances, Inc.	3,111	5,500	8,611	133,275	235,620	368,895
Monsanto Co.	9,558	20,621	30,179	530,947	1,145,497	1,676,444
PPG Industries, Inc.	6,205	11,500	17,705	422,933	783,840	1,206,773
Praxair, Inc.	11,263	25,200	36,463	497,261	1,112,580	1,609,841
Rohm & Haas Co.	7,252	15,042	22,294	320,756	665,308	986,064
Sigma-Aldrich Corp.	2,820	6,000	8,820	170,497	362,760	533,257

				6,631,877	13,853,245	20,485,122

Construction Materials 0.0%
Vulcan Materials Co.	3,410	6,400	9,810	186,220	349,504	535,724
Containers & Packaging 0.2%
Ball Corp.	3,800	7,600	11,400	167,124	334,248	501,372
Bemis Co., Inc.	3,512	6,200	9,712	102,164	180,358	282,522
Pactiv Corp.	4,998	9,300	14,298	126,399	235,197	361,596
Sealed Air Corp.	2,695	5,353	8,048	143,563	285,154	428,717
Temple-Inland, Inc.	1,768	4,500	6,268	120,931	307,800	428,731

				660,181	1,342,757	2,002,938

Metals & Mining 0.7%
Alcoa, Inc.	30,467	64,276	94,743	957,273	2,019,552	2,976,825
Allegheny Technologies, Inc.	3,667	7,650	11,317	79,464	165,775	245,239
Freeport-McMoRan Copper & Gold, Inc. “B”	6,109	13,300	19,409	233,547	508,459	742,006
Newmont Mining Corp.	16,011	32,000	48,011	711,048	1,421,120	2,132,168
Nucor Corp.	5,502	11,800	17,302	287,975	617,612	905,587
Phelps Dodge Corp.	3,377	6,620	9,997	334,053	654,850	988,903
United States Steel Corp.	3,959	8,900	12,859	202,899	456,125	659,024

				2,806,259	5,843,493	8,649,752

Paper & Forest Products 0.5%
Georgia-Pacific Corp.	8,402	17,377	25,779	314,907	662,534	977,441
International Paper Co.	17,090	36,708	53,798	717,780	1,541,736	2,259,516
Louisiana-Pacific Corp.	4,297	9,500	13,797	114,902	254,030	368,932
MeadWestvaco Corp.	6,593	13,365	19,958	223,436	452,940	676,376
Weyerhaeuser Co.	8,699	18,900	27,599	584,747	1,270,458	1,855,205

				1,955,772	4,181,698	6,137,470

Telecommunication Services 3.2%
Diversified Telecommunication Services 2.9%
ALLTEL Corp.	10,137	23,600	33,737	595,650	1,386,736	1,982,386
AT&T Corp.	28,336	58,004	86,340	540,084	1,105,556	1,645,640
BellSouth Corp.	64,564	135,800	200,364	1,794,234	3,773,882	5,568,116
CenturyTel, Inc.	5,224	10,950	16,174	185,295	388,396	573,691
Citizens Communications Co.	12,500	26,300	38,800	172,375	362,677	535,052

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Qwest Communications International, Inc.	60,085	128,791	188,876	266,778	571,832	838,610
SBC Communications, Inc.	116,106	247,165	363,271	2,992,052	6,369,442	9,361,494
Sprint Corp.	52,266	107,200	159,466	1,298,810	2,663,920	3,962,730
Verizon Communications, Inc.	96,385	202,450	298,835	3,904,556	8,201,250	12,105,806

				11,749,834	24,823,691	36,573,525

Wireless Telecommunication Services 0.3%
Nextel Communications, Inc. “A”*	38,843	80,800	119,643	1,165,290	2,424,000	3,589,290
Utilities 2.9%
Electric Utilities 2.0%
Allegheny Energy, Inc.	4,410	8,000	12,410	86,921	157,680	244,601
Ameren Corp.	6,269	12,700	18,969	314,328	636,778	951,106
American Electric Power Co.	13,784	27,040	40,824	473,343	928,554	1,401,897
CenterPoint Energy, Inc.	10,121	20,200	30,321	114,367	228,260	342,627
Cinergy Corp.	5,749	11,300	17,049	239,331	470,419	709,750
Consolidated Edison, Inc.	7,722	18,500	26,222	337,838	809,375	1,147,213
DTE Energy Co.	5,757	11,900	17,657	248,299	513,247	761,546
Edison International	11,867	25,400	37,267	380,100	813,562	1,193,662
Entergy Corp.	8,356	17,600	25,956	564,782	1,189,584	1,754,366
Exelon Corp.	23,600	50,550	74,150	1,040,052	2,227,738	3,267,790
FirstEnergy Corp.	11,970	26,284	38,254	472,935	1,038,481	1,511,416
FPL Group, Inc.	6,747	12,800	19,547	504,338	956,800	1,461,138
PG&E Corp.	14,726	31,600	46,326	490,081	1,051,648	1,541,729
Pinnacle West Capital Corp.	3,008	5,300	8,308	133,585	235,373	368,958
PPL Corp.	6,179	13,760	19,939	329,217	733,133	1,062,350
Progress Energy, Inc.	7,923	17,408	25,331	358,437	787,538	1,145,975
Southern Co.	26,317	56,200	82,517	882,146	1,883,824	2,765,970
TECO Energy, Inc.	5,400	10,900	16,300	82,836	167,206	250,042
TXU Corp.	8,524	18,300	26,824	550,309	1,181,448	1,731,757
Xcel Energy, Inc.	13,087	28,015	41,102	238,183	509,873	748,056

				7,841,428	16,520,521	24,361,949

Gas Utilities 0.1%
KeySpan Corp.	5,532	11,100	16,632	218,237	437,895	656,132
Nicor, Inc.	1,506	2,700	4,206	55,632	99,738	155,370
NiSource, Inc.	10,100	18,108	28,208	230,078	412,500	642,578
Peoples Energy Corp.	1,128	2,200	3,328	49,576	96,690	146,266

				553,523	1,046,823	1,600,346

Multi-Utilities 0.8%
AES Corp.	21,871	45,200	67,071	298,977	617,884	916,861
Calpine Corp.	20,401	45,889	66,290	80,380	180,803	261,183
CMS Energy Corp.	6,256	13,716	19,972	65,375	143,332	208,707
Constellation Energy Group, Inc.	5,710	13,300	19,010	249,584	581,343	830,927
Dominion Resources, Inc.	12,045	25,716	37,761	815,928	1,742,002	2,557,930
Duke Energy Corp.	34,431	69,800	104,231	872,137	1,768,034	2,640,171

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Dynegy, Inc. “A”	12,553	28,735	41,288	57,995	132,756	190,751
Public Service Enterprise Group, Inc.	8,755	18,800	27,555	453,247	973,276	1,426,523
Sempra Energy	8,687	18,910	27,597	318,639	693,619	1,012,258

				3,212,262	6,833,049	10,045,311

Total Common Stocks (Cost $342,635,917, $811,767,492, and $1,154,403,409, respectively)				395,280,129	833,008,263	1,228,288,392

US Government Backed 0.7%
US Treasury Bill, 1.85% 1/06/05	—	36,000	36,000	—	35,994	35,994
US Treasury Bill, 1.86% 1/20/05	—	324,000	324,000	—	323,686	323,686
US Treasury Bill, 1.97% 1/27/05	—	332,000	332,000	—	331,562	331,562
US Treasury Bill, 2.08% 2/03/05	—	1,765,000	1,765,000	—	1,761,866	1,761,866
US Treasury Bill, 2.06% 2/10/05	—	1,348,000	1,348,000	—	1,345,086	1,345,086
US Treasury Bill, 1.88% 2/24/05	—	2,505,000	2,505,000	—	2,498,049	2,498,049
US Treasury Bill, 2.18%, 3/24/2005	730,000	1,180,000	1,910,000	726,442	1,174,336	1,900,778

Total US Government Backed ($726,442, $7,470,178 and $8,196,620, respectively)				726,442	7,470,579	8,197,021

Securities Lending Collateral 0.8%
Daily Assets Fund Institutional, 2.25%
Total Securities Lending Collateral (Cost $962,450, $9,095,050 and $10,057,500, respectively)	962,450	9,095,050	10,057,500	962,450	9,095,050	10,057,500
Cash Equivalents 0.4%
Scudder Cash Management QP Trust, 2.24%
Total Cash Equivalents (Cost $4,677,217, $0 and $4,677,217, respectively)	4,677,217	—	4,677,217	4,677,217	—	4,677,217
Total Investment Portfolio (Cost $349,002,026, $828,332,720, and $1,177,334,746, respectively) 100.5%				401,646,238	849,573,892	1,251,220,130
Other Assets and Liabilities, Net -0.5%				(136,536)	(5,933,645)	(6,070,181)

Net Assets 100.0%				401,509,702	843,640,247	1,245,149,949

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of each Fund as of December 31, 2004 and of VIT Equity 500 Index Fund on a pro forma basis, giving effect to the proposed acquisition of assets at net asset value as of that date: (1).

	VIT Equity 500 Index Fund	SVS Index 500 Portfolio	Pro Forma Adjustments	VIT Equity 500 Index Fund Pro Forma Combined
Net Assets
Class A Shares	$790,304,194	$332,957,896	—	$1,123,262,090
Class B Shares	$53,336,053	$68,551,806	$(68,551,806)	$53,336,053
Class B2 Shares	—	—	$68,551,806	$68,551,806

Total Net Assets	$843,640,247	$401,509,702	—	$1,245,149,949

Shares Outstanding
Class A Shares	62,064,495	36,513,515	(10,358,142)	88,219,868
Class B Shares	4,191,602	7,543,430	(7,543,430)	4,191,602
Class B2 Shares	—	—	5,389,293	5,389,293
Net Asset Value per share
Class A Shares	$12.73	$9.12	—	$12.73
Class B Shares	$12.72	$9.09	—	$12.72
Class B2 Shares	—	—	—	$12.72

1)	Assumes the merger had been consummated on December 31, 2004, and is for information purposes only. No assurance can be given as to how many shares of VIT Equity 500 Index Fund will be received by the shareholders of SVS Index 500 Portfolio on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of VIT Equity 500 Index Fund that actually will be received on or after such date.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2004 (UNAUDITED)

	VIT Equity 500 Index Fund	SVS Index 500 Portfolio	Pro Forma Adjustments	VIT Equity 500 Index Fund Pro Forma Combined
Investments, at value	$849,573,892	$401,646,238	—	$1,251,220,130
Cash	$813,301	—	—	$813,301
Other assets less liabilities	$(6,746,946)	$(136,536)	—	$(6,883,482)

Total Net Assets	$843,640,247	$401,509,702	$—	$1,245,149,949

Net Assets
Class A Shares	$790,304,194	$332,957,896	—	$1,123,262,090
Class B Shares	$53,336,053	$68,551,806	(68,551,806)	$53,336,053
Class B2 Shares	—	—	68,551,806	$68,551,806

Total Net Assets	$843,640,247	$401,509,702	—	$1,245,149,949

Shares Outstanding
Class A Shares	62,064,495	36,513,515	(10,358,142)	88,219,868
Class B Shares	4,191,602	7,543,430	(7,543,430)	4,191,602
Class B2 Shares	—	—	5,389,293	5,389,293
Net Asset Value per Share
Class A Shares	$12.73	$9.12	—	$12.73
Class B Shares	$12.72	$9.09	—	$12.72
Class B2 Shares	—	—	—	$12.72

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED DECEMBER 31, 2004 (UNAUDITED)

	VIT Equity 500 Index Fund	SVS Index 500 Portfolio	Pro Forma Adjustments		VIT Equity 500 Index Fund Pro Forma Combined
Investment Income:
Interest and dividend income	$14,946,275	$7,415,921	$—		$22,362,196

Total Investment Income	14,946,275	7,415,921			22,362,196
Expenses
Management fees	1,449,209	1,145,237	(458,713	)(2)	2,135,733
Record keeping fee	125,723	67,396	(85,018	)(3)	108,101
Administrative and Service Fees	239,676		209,315	(3)	448,991
Custodian and Accounting Fees	28,500	169,405	(108,696	)(3)	89,209
Distribution Service Fees	81,725	128,429	—		210,154
Professional Fees	66,365	70,315	(38,000	)(3)	98,680
Trustees fees	47,256	6,150	—		53,406
Reports to Shareholders	53,917	43,270	29,040	(3)	126,227
All other expenses	18,717	48,063	(186	)(3)	66,594

Total expenses before reductions	2,111,088	1,678,265	(452,258)		3,337,095
Expense recovery/(reductions)	97,667	(9,101)	(103,989	)(4)	(15,423)

Expenses, net	2,208,755	1,669,164	(556,247)		3,321,672

Net investment income (loss)	12,737,520	5,746,757	556,247		19,040,524

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments, foreign currency related transactions	1,928,675	(10,636,563)	—		(8,707,888)
Net unrealized appreciation (depreciation) on investments, and foreign currency related transactions	62,935,869	41,959,033	—		104,894,902

Net increase in net assets from operations	$77,602,064	$37,069,227	$556,247		$115,227,538

Notes to Pro Forma Combining Financial Statements (Unaudited)

December 31, 2004

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of December 31, 2004, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended December 31, 2004 for Scudder VIT Equity 500 Index Fund and SVS Index 500 Portfolio as adjusted giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each Fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of SVS Index 500 Portfolio in exchange for shares of Scudder VIT Equity 500 Index Fund at net asset value.

Following the acquisition, Scudder VIT Equity 500 Index Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sales price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, Scudder VIT Equity 500 Index Fund intends to continue to qualify as a regulated investment company.

2.	Represents reduction in management fees resulting from the use of Scudder VIT Equity 500 Index Fund's proposed lower management fee agreement, which will go into effect upon the consummation of the merger, applied to the pro forma combined average daily net assets.

3.	Represents estimated increase (decrease) in expense resulting from the merger.

4.	Increase in expense reimbursement due to expense limitations going into effect upon the consummation of the merger.